KNOWLEDGE    DISCIPLINE    SERVICE    CHOICE
-----------------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
-----------------------------------------------
INVESCO Combination Stock & Bond Funds, Inc.

BALANCED
INDUSTRIAL INCOME (AS OF 7/30/99, EQUITY INCOME)
TOTAL RETURN









ANNUAL




                                 [INVESCO ICON]
                                    INVESCO

ANNUAL REPORT  May 31, 1999

"THE RECENT CHANGES IN THE MARKETS SHOULD REMIND SHAREHOLDERS THAT BOTH SECTORS AND THE COMPANIES WITHIN THEM MOVE IN AND OUT OF STYLE WITH INVESTORS." (PAGE 6)

"THE CONTINUING STRENGTH OF THE AMERICAN ECONOMY AND AN APPARENT REBOUND IN THE GLOBAL ARENA LED INVESTORS BACK INTO THE STOCKS OF THE COMPANIES THAT ARE THE ENGINES OF THE GLOBAL ECONOMY." (PAGE 8)

Graph:            INVESCO Industrial Income Fund 10-Year Total Return vs.
                  Lehman Government/Corporate Bond and S&P 500

         This line graph compares the value of a $10,000 investment in INVESCO Industrial Income Fund to the value of a $10,000 investment in the Lehman Government/Corporate Bond Index and the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gains distributions, for the 10-year period ended 5/31/99.

Graph:            INVESCO Balanced Fund Total Return from Inception (12/93) vs.
                  Lehman Government/Corporate Bond and S&P 500

         This line graph compares the value of a $10,000 investment in INVESCO Balanced Fund to the value of a $10,000 investment in the Lehman Government/Corporate Bond Index and the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gains distributions, for the period from inception (12/93) through 5/31/99.

Graph:            INVESCO Total Return Fund 10-Year Total Return vs.
                  Lehman Government/Corporate Bond and S&P 500

         This line graph compares the value of a $10,000 investment in INVESCO Total Return Fund to the value of a $10,000 investment in the Lehman Government/Corporate Bond Index and the value of a $10,000 investment in the S&P 500 Index, assuming in each case reinvestment of all dividends and capital gains distributions, for the 10-year period ended 5/31/99.

                                            TOTAL RETURN,
                                        PERIODS ENDED 5/31/99(1)

                         6 MONTHS    1 YEAR   5 YEARS*   10 YEARS*   PAGE NUMBER
--------------------------------------------------------------------------------
BALANCED (12/93)          10.73%     14.46%     20.08%    18.66%**        3
--------------------------------------------------------------------------------
INDUSTRIAL INCOME          8.91%     11.71%     17.36%    15.74%          5
--------------------------------------------------------------------------------
TOTAL RETURN               5.70%     10.34%     17.22%    13.88%          7
--------------------------------------------------------------------------------
*AVERAGE ANNUALIZED
** SINCE INCEPTION 12/93

The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year period or since inception through 5/31/99. The chart and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

BALANCED FUND
Your Fund's Performance: A Report from the Manager
--------------------------------------------------------------------------------

Dear Shareholder:

While it is always difficult to paint a market in broad strokes, this might well be remembered as the "period of the American consumer." Defying the dire predictions of many experts, strong domestic spending helped the American economy barely pause in the face of a dramatic slowdown in world growth last year.

As you may know, at the shareholder meeting in May, shareholders approved reorganizing Industrial Income Fund and Total Return Fund. As a result, the fiscal year-end for both these funds, as well as Balanced Fund, is now May 31. That, in turn, changed the quarterly dividend payment schedule to February, May, August, and November.

WHAT IS THE CONSUMER DOING?
Although our fund has not been immune to periodic setbacks, we have enjoyed solid returns and limited volatility, in part by keeping a keen focus on American consumers and their spending patterns. By constantly posing the question, "What is the consumer doing?", we have been able to identify many promising opportunities.

For the one-year period ended May 31, 1999, the value of your shares rose 14.46%. This return lagged that of the S&P 500 over the same period, which rose 21.03%. At the same time, it exceeded the return of the Lehman
Government/Corporate Bond Index, which increased 4.06%. (Of course, past performance is not a guarantee of future results.) Remember, the fund has the flexibility to help cushion its equity investments through the use of fixed-income securities.(1),(2)

Many of the stocks contributing to the fund's performance were those directly related to changing patterns in consumer spending. For example, we have maintained a focus on companies benefiting from the "digital upgrade cycle," which has seen consumers trade in old phones, home electronics, and other products for newer, digital versions. This cycle presents opportunities in a variety of industries, from media to retailing to telecommunications. We are optimistic that this cycle still has some way to go, and it should continue to provide opportunities for investors.
--------------------------------------------------------------------------------

FUND MANAGERS

CHARLES P. MAYER (EQUITY)

SENIOR VICE PRESIDENT, INVESCO FUNDS GROUP. BA, ST. PETER'S COLLEGE; MBA, ST. JOHN'S UNIVERSITY. JOINED INVESCO IN 1993. BEGAN INVESTMENT CAREER IN 1969. HAS MANAGED THIS FUND SINCE 1996.

DONOVAN J. (JERRY) PAUL, CFA, CPA (FIXED-INCOME)

SENIOR VICE PRESIDENT, INVESCO FUNDS GROUP. BBA, UNIVERSITY OF IOWA; MBA, UNIVERSITY OF NORTHERN IOWA. JOINED INVESCO IN 1994. BEGAN INVESTMENT CAREER IN 1976. HAS MANAGED THIS FUND SINCE 1994.

PETER M. LOVELL (EQUITY)

VICE PRESIDENT, INVESCO FUNDS GROUP, INC. BA, COLORADO STATE UNIVERSITY; MBA, REGIS UNIVERSITY. JOINED INVESCO IN 1994. BEGAN INVESTMENT CAREER IN 1992. HAS MANAGED THIS FUND SINCE 1998.

THE SUMMER OF '98
Another key positive contributor to our performance was our ability to adjust the portfolio's relative weighting in stocks based on our view of valuations. At the beginning of this period, in the early summer of 1998, we began to reduce our equity weighting; this allowed us both to avoid in part the dramatic drop in equity prices in late summer, while also providing us the cash to reinvest at lower prices in the early fall.

Of course, not all of our stock selection or asset allocations were so fortuitous. In particular, we have been disappointed recently by the performance in the health care sector, which has slowed considerably over the past several months. The recent problems in the bond market caused by higher interest rates have also slowed performance over the last couple months -- but they are largely unavoidable for a fund such as ours.

CYCLICAL ROTATION
Increasingly convinced that economic growth at home will not slow substantially, investors have recently turned to so-called "value" stocks of companies operating in traditional industries. We are optimistic that this trend holds promise for our fund as well. Even within traditional industries such as basic materials-processing and energy, investors can find companies using new technologies or business models to create new growth potential. With our experience across all sectors, we feel well-positioned to identify such opportunities.

We look forward to reporting to you on our progress in six months.

/s/ Charles P. Mayer       /s/ Donovan P. Paul         /s/ Peter M. Lovell

Charles P. Mayer            Donovan J. (Jerry) Paul    Peter M. Lovell
Senior Vice President       Senior Vice President      Vice President

INDUSTRIAL INCOME FUND
Your Fund's Performance: A Report from the Manager
--------------------------------------------------------------------------------

Dear Shareholder:

"I'm a slow walker," Abraham Lincoln once remarked, "but I never walk back." We cannot claim we never walk back--if that means suffering a loss in down markets. Yet we try to adhere to the same philosophy, as we know many of you do as well. The returns we enjoyed this year were solid, although they did not represent a sprint forward of the kind enjoyed by many more aggressive funds. Still, we covered some good distance, and we are hopeful that we will continue to head in the right direction no matter what changes the market may throw at us.

For the one-year period ended May 31, 1999, the value of your shares rose 11.71%. This return lagged that of the S&P 500 over the same period, which rose 21.03%. At the same time, it exceeded the return of the Lehman
Government/Corporate Bond Index, which increased 4.06%. (Of course, past performance is not a guarantee of future results.) Remember, the fund has the flexibility to help cushion its equity investments through the use of fixed-income securities.(1),(2)

A CHANGING STOCK ENVIRONMENT...
Our last report to you explained how some of the stocks in our portfolio benefited late last year, as investors focused on a new "Nifty Fifty," a group of large companies in favored, high-growth industries. Meanwhile other holdings of ours were unable to participate in the market's very narrow advance.

Markets change, however. Lately, many of the traditional companies in our portfolio have begun to outperform. Having seen their stocks pummeled as oil prices sank in the face of the Asian financial crisis, energy companies enjoyed an impressive rebound as investors determined that demand for natural gas and other forms of energy might soon handily outstrip supply. The health care sector, meanwhile, has stalled as investors began to question the very high valuations attached to these companies, even though pharmaceutical makers and others continue to enjoy very healthy profits. To our thinking, these changes highlight the importance of diversification.

--------------------------------------------------------------------------------

FUND MANAGERS

CHARLES P. MAYER (EQUITY)

SENIOR VICE PRESIDENT, INVESCO FUNDS GROUP. BA, ST. PETER'S COLLEGE; MBA, ST. JOHN'S UNIVERSITY. JOINED INVESCO IN 1993. BEGAN INVESTMENT CAREER IN 1969. HAS MANAGED THIS FUND SINCE 1996.

DONOVAN J. (JERRY) PAUL, CFA, CPA (FIXED-INCOME)

SENIOR VICE PRESIDENT, INVESCO FUNDS GROUP. BBA, UNIVERSITY OF IOWA; MBA, UNIVERSITY OF NORTHERN IOWA. JOINED INVESCO IN 1994. BEGAN INVESTMENT CAREER IN 1976. HAS MANAGED THIS FUND SINCE 1994.

 ....AND BOND ENVIRONMENT AS WELL.
The bond markets have also reversed course somewhat. As we predicted in our last communication to you, the "yield spread" between corporate bonds and Treasury securities has narrowed in response to improving global economic conditions. Investors have demanded less of a premium this year from issuers of corporate bonds, perceiving that the risk of default has been lower--although, in our opinion, this risk had always been exaggerated for most companies.

Indeed, merger activity has continued to benefit holders of corporate bonds. Higher-risk lenders have continued to be purchased by larger, higher-rated firms, leading to an instant improvement in the target companies' credit ratings--and an immediate windfall for our shareholders.

On a less fortuitous note, however, interest rates have begun to inch upwards based on concerns that the economy may be overheating--to the detriment of bondholders. Although the Federal Reserve resisted any interest rate increases through the end of May, many investors worried that it would soon raise rates in order to prevent the return of inflationary pressures on the economy. While we anticipated some increase in interest rates, we were discouraged by the magnitude of the backup on the bond markets.

As you may know, at the shareholder meeting in May, shareholders approved reorganizing Industrial Income Fund and Total Return Fund. As a result, the fiscal year-end for both these funds, as well as Balanced Fund, is now May 31. That, in turn, changed the quarterly dividend payment schedule to February, May, August, and November.

WITHIN THE FUND, SOME CHANGES...
Within the fund, we have instituted some changes as well. Effective July 30, 1999, the name of Industrial Income Fund is changing to Equity Income Fund. This change will better reflect our long-standing objective and strategy: current income and capital appreciation through investment in both equities and fixed-income securities. It will also reflect our greater emphasis on equities over bonds.

 ...BUT OUR BASIC APPROACH REMAINS THE SAME
The recent changes in the market should remind shareholders that both sectors and the companies within them move in and out of style with investors. As many investors in high-flying Internet stocks have discovered, gains can quickly be transformed into losses.

We continue to believe that there are three primary ways to help mitigate risk while enjoying the long-term benefits of stock appreciation: finding companies that provide current income in the form of dividends, maintaining a meaningful presence across the economic sectors, and allocating a portion of the portfolio to fixed-income securities.

/s/ Charles P. Mayer                        /s/Donovan P. Paul

Charles P. Mayer                            Donovan J. (Jerry) Paul
Senior Vice President                       Senior Vice President

TOTAL RETURN FUND
Your Fund's Performance: A Report from the Manager
--------------------------------------------------------------------------------

Dear Shareholder:

The special effects spectacle of the summer of 1999 was the futuristic chariot race in the new "Star Wars" film. In the scene, the young protagonist is pulled on a high-tech chariot behind two large engines. One engine flames out, making our hero fall behind, but he soon restarts the engine and surges back into the race. This scene, we believe, provides an apt analogy to bear in mind when considering our fund's performance this past year.

For the one-year period ended May 31, 1999, the value of your shares rose 10.34%. This return lagged that of the S&P 500 over the same period, which rose 21.03%. At the same time, it exceeded the return of the Lehman
Government/Corporate Bond Index, which increased 4.06%. (Of course, past performance is not a guarantee of future results.) Remember, the fund has the flexibility to help cushion its equity investments through the use of fixed-income securities.(1),(2)

As you may know, at the shareholder meeting in May, shareholders approved reorganizing Industrial Income Fund and Total Return Fund. As a result, the fiscal year-end for both these funds, as well as Balanced Fund, is now May 31. That, in turn, changed the quarterly dividend payment schedule to February, May, August, and November.

SWITCHING ENGINES
This was a solid gain, but it came in fits and starts. As befits its design, the fund "switched engines" in the face of the broad market declines of late last year. As the stock market stalled and the world financial situation appeared precarious, investors sought haven in U.S. Treasury securities. This helped our portfolio of high-grade government securities, which rose in price as interest rates fell.

In late fall, however, the fund's equity holdings stalled again with the increased focus on high-growth stocks. Facing a still-uncertain economic environment, investors flocked to the largest companies with the highest growth rates (and the highest prices attached to their earnings). Given our focus on value stocks, we did not participate in the rally which sent the closely watched S&P 500 and Dow Jones Industrial Averages to record levels.(2)

--------------------------------------------------------------------------------

FUND MANAGERS

EDWARD C. MITCHELL, JR., CFA, CIC

CHAIRMAN & PORTFOLIO MANAGER, INVESCO CAPITAL MANAGEMENT. BA, UNIVERSITY OF VIRGINIA, MBA, UNIVERSITY OF COLORADO. JOINED INVESCO IN 1979. BEGAN INVESTMENT CAREER IN 1969. HAS MANAGED THIS FUND SINCE 1987.

JAMES O. BAKER, CFA

PORTFOLIO MANAGER, INVESCO CAPITAL MANAGEMENT. BA, MERCER UNIVERSITY. JOINED INVESCO IN 1992. BEGAN INVESTMENT CAREER IN 1977. HAS MANAGED THIS FUND SINCE 1993.

THEY ARE ASSISTED BY DAVID S. GRIFFIN, CFA, AND MARGARET DURKES, CFA.

VALUE STOCKS REIGNITE
This spring, our stock portfolio engine reignited. The continuing strength of the American economy and an apparent rebound in the global arena led investors back into the stocks of the companies that are the engines of the global economy. Higher interest rates also caused investors to place more emphasis on present rather than future earnings, which also helped many of the companies in our portfolio.

Larger forces may also have been at work. Over the 10 years from 1989 to 1998, growth stocks have outperformed value stocks by over 4.5% per year--by some measures an unprecedented record. Of course, observers can draw one of two conclusions about the implications of this divergence. The first would be that the markets have passed a threshold, and that fast-growing companies will continue to trade at a very high premium to those in mature industries or with lower growth rates because of other factors. The second conclusion, one to which we adhere, is that the pendulum is about to swing back.

Admittedly, seeing longer trends in short-term market movements is a perilous exercise at best. We are thus reluctant to speculate that the recent period of superior performance by value stocks represents a real reversal in the market's direction. Still, after several years of outperformance by growth stocks, we are optimistic that valuations might be playing a larger role in investors' decisions.


/s/ Edward C. Mitchell                       /s/ James O. Baker

Edward C. Mitchell, Jr.                      James O. Baker
Chairman & Portfolio Manager                 Portfolio Manager

--------------------------------------------------------------------------------

SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AND INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2)THE S&P 500 AND LEHMAN GOVERNEMENT/CORPORATE BOND INDEX ARE UNMANAGED INDEXES SECURITIESCONSIDERED REPRESENTATIVE OF THE BROAD DOMESTIC EQUITY AND DOMESTIC FIXED-INCOME MARKETS, RESPECTIVELY.

INVESCO | Annual Report | May 31, 1999

Moving Forward
--------------------------------------------------------------------------------

MOVING FORWARD: A REVIEW & STRATEGY SESSION WITH INVESCO'S COMBINATION STOCK AND BOND FUND MANAGERS

NOT TOO LONG AGO, EVERYONE WAS TALKING ABOUT GLOBAL DEFLATION, AND NOW WE ARE WORRYING ABOUT INFLATION AGAIN. HOW MIGHT RISING INTEREST RATES AFFECT THE FUNDS?

JERRY PAUL: Rising interest rates are always a concern for bondholders, although stable rates at higher levels can mean improved yields. Of course, investors' main worry is that the Federal Reserve will act to raise official rates in an effort to head off inflation. As of late May, the markets had already discounted a quarter- to half-point increase, and yields on the 30-year Treasury bond had not climbed much above 6 percent. Should rates climb above 6.5%, however, that might cause more serious problems in the bond markets.

That said, we'll keep investing in corporate bonds based on our view of the companies that issue them. In a strong economy, these companies are only getting stronger. We have already seen some of our issuers get bought out, which provides a quick boost to the price of our bonds.

ED MITCHELL: From a value investing standpoint, the movement upward in interest rates is interesting. Over the past decade, while growth stocks generally outperformed value stocks, long-term interest rates fell 4%. If we are seeing a bottoming in the interest rate cycle, that might signal a trend favoring slower-growing, conservatively priced stocks.

SO IS IT TIME FOR GROWTH FUNDS TO PAY MORE ATTENTION TO VALUATIONS?

CHARLIE MAYER: Growth investors should always pay attention to valuations--as should all investors. It clearly does not make sense to pay too much for a growing company that is overpriced, nor too much for a cheap company that is overpriced. What may make sense for growth managers to do in this particular environment, however, is to pay more attention to established companies in the "sweet spot" of their earning cycles; that is, to the point at which their earnings are about to accelerate because of changing economic conditions or other market-specific factors.

COULD YOU IDENTIFY SOME OF THE COMPANIES ENTERING THAT CYCLE NOW?

CHARLIE MAYER: Some of the well-positioned semiconductor makers would fit in that category. The market for DRAM chips, in particular, has taken a hammering over the past years on concerns over overcapacity, but it is improving now--and chips remain the building blocks of the information economy.

HOW WOULD YOUR APPROACH DIFFER, ED?

ED MITCHELL: As value managers, our first emphasis is on stocks that are oversold. They may be oversold for systemic reasons, or because their sectors are out of favor. Or simply because they have suffered a setback, and the markets tend to overreact to bad news. That's when we try to pounce.

INVESCO | Annual Report | May 31, 1999

--------------------------------------------------------------------------------

Adaptec would be a good example. They are the leading producer of input/output technology, but they had some disappointing earnings in the last quarter of 1997--and many investors seemed to forget all the promise that the company had exhibited. But Adaptec kept making controllers, software and other products, put its business back in order, and the stock price has appreciated nicely for us.

DO YOU SEARCH FOR THESE TURNAROUND STORIES, PETE?

PETE LOVELL: INVESCO's growth-oriented managers certainly won't ignore companies that are putting the pieces back in order, but we are mostly interested in companies that are poised to take advantage of a growing market--if they are turnarounds, fine. Tandy Corp., the parent company of Radio Shack, is an excellent example of a company that has been around awhile, went through some tough times, but is now a leader in a growing market--the so-called "last mile" that will bring digital communications through a broadband connection into the home. Right now, you can walk into some Radio Shacks and arrange to have your house wired, subscribe to a digital satellite service, and buy all the equipment you need. That's a far cry from selling batteries.

MARKET HEADLINES:
JUNE 1998 TO MAY 1999

The strong annual returns recorded at the end of 1998 by the large company stock indexes masked a period of turmoil in the markets as dramatic as any in recent memory. With investors already nervous about valuations, confidence evaporated in late summer when the Asian financial crisis appeared ready to spread like wildfire through the world's emerging markets.

The quick actions of the Federal Reserve Board, bargain-hunting by stoic investors, and other factors helped the markets reverse their losses in the early fall. Yet most important, perhaps, was the continuing strength of the American economy -- and behind it, the American consumer. Low unemployment and interest rates, strong wage gains, and a resilient level of consumer confidence kept money flowing into housing and the auto industry, the two bellwether industries for the economy. Technology stocks led the rebound, as investors looked for the industries with the highest growth rates and the most pricing leverage.

Throughout the fall and winter, the largest, fastest-growing companies left the rest of the market behind as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. First health care stocks and then telecommunications issues outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

By the spring of 1999, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors' minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve would soon reverse course and lead interest rates higher -- and indeed, market interest rates crept upward. Too much growth -- rather than too little --encouraged many to head for cyclical industries poised to benefit from improving markets.

As the "cyclical rotation" continued, the market averages seemed to bounce against a ceiling, putting an end to their dizzying ascent since the fall. With the economic outlook almost too bright and the market near its record levels, investors began to speak again of the importance of stock selection and asset allocation in place of playing the averages.

YEAR 2000 COMPUTER ISSUE.
Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments. At this time, it is generally believed that foreign issuers, particularly those in emerging and other markets, may be more vulnerable to Year 2000 problems than will be issuers in the U.S.

TEN LARGEST COMMON STOCK HOLDINGS

INVESCO Combination Stock & Bond Funds, Inc.
May 31, 1999



DESCRIPTION                                                                          VALUE
------------------------------------------------------------------------------------------
Balanced Fund
Tandy Corp                                                                   $   6,732,000
Morgan (J P) & Co                                                                5,795,400
Dayton Hudson                                                                    5,770,800
Motorola Inc                                                                     5,415,938
Chase Manhattan                                                                  4,951,750
Kansas City Southern Industries                                                  4,944,375
MediaOne Group                                                                   4,838,813
AlliedSignal Inc                                                                 4,528,875
General Electric                                                                 4,474,250
AT&T Corp-- Liberty Media Group Class A Shrs                                     4,424,737

Industrial Income Fund
Kansas City Southern Industries                                              $ 151,875,000
Bank of New York                                                               143,000,000
Tandy Corp                                                                     132,000,000
General Electric                                                               116,940,625
AlliedSignal Inc                                                               114,383,125
Dayton Hudson                                                                  111,875,400
Anheuser-Busch Cos                                                             102,287,500
US WEST                                                                         97,312,500
Exxon Corp                                                                      95,850,000
Merck & Co                                                                      94,500,000

Total Return Fund
British Telecommunications PLC ADR Representing 10 Ord Shrs                  $  50,400,000
International Business Machines                                                 46,525,000
Nucor Corp                                                                      44,887,500
Hanson PLC Sponsored ADR Representing 5 Ord Shrs                                40,781,250
Electronic Data Systems                                                         39,375,000
Morgan Stanley Dean Witter & Co                                                 38,600,000
Bristol-Myers Squibb                                                            34,312,500
Unicom Corp                                                                     33,850,000
Yacimientos Petroliferos Fiscades SA Sponsored ADR Representing Class D Shrs    33,700,000
MGIC Investment                                                                 33,687,500

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES

INVESCO Combination Stock & Bond Funds, Inc.
May 31, 1999

                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


Balanced Fund
64.84    COMMON STOCKS
0.95     AEROSPACE & DEFENSE
         General Dynamics                                                47,500      $ 3,123,125
================================================================================================
0.67     ALUMINUM
         Reynolds Metals                                                 41,500        2,207,281
================================================================================================
1.12     AUTOMOBILES
         General Motors Class H(a)                                       67,200        3,687,600
================================================================================================
6.07     BANKS
         Bank of New York                                                98,800        3,532,100
         Chase Manhattan                                                 68,300        4,951,750
         Fleet Financial Group                                           78,500        3,228,312
         Morgan (J P) & Co                                               41,600        5,795,400
         Summit Bancorp                                                  60,000        2,456,250
================================================================================================
                                                                                      19,963,812
1.12     BEVERAGES
         Anheuser-Busch Cos                                              50,300        3,675,044
================================================================================================
2.39     BROADCASTING
         Clear Channel Communications(a)                                 52,000        3,435,250
         AT&T Corp-- Liberty Media Group Class A Shrs(a)                 66,600        4,424,737
================================================================================================
                                                                                       7,859,987
1.47     CABLE
         MediaOne Group(a)                                               65,500        4,838,813
================================================================================================
2.68     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Lucent Technologies                                             59,600        3,389,750
         Motorola Inc                                                    65,400        5,415,938
================================================================================================
                                                                                       8,805,688
3.44     COMPUTER RELATED
         Galileo International                                           71,500        3,217,500
         International Business Machines                                 37,200        4,326,825
         Microsoft Corp(a)                                               46,500        3,751,969
================================================================================================
                                                                                      11,296,294
1.02     ELECTRIC UTILITIES
         Unicom Corp                                                     79,000        3,342,688
================================================================================================
1.36     ELECTRICAL EQUIPMENT
         General Electric                                                44,000        4,474,250
================================================================================================



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


3.21     ELECTRONICS -- SEMICONDUCTOR
         Intel Corp                                                      56,000   $    3,027,500
         Maxim Integrated Products(a)                                    63,000        3,366,562
         Texas Instruments                                               38,000        4,156,250
================================================================================================
                                                                                      10,550,312
1.12     ENTERTAINMENT
         Time Warner                                                     54,000        3,675,375
================================================================================================
1.11     FINANCIAL
         Citigroup Inc                                                   55,100        3,650,375
================================================================================================
0.38     FOODS
         Tasty Baking                                                   100,000        1,250,000
================================================================================================
1.05     GAMING
         Harrah's Entertainment(a)                                      160,000        3,460,000
================================================================================================
5.93     HEALTH CARE DRUGS -- PHARMACEUTICALS
         American Home Products                                          46,400        2,673,800
         Lilly (Eli) & Co                                                51,600        3,686,175
         Merck & Co                                                      60,900        4,110,750
         Pharmacia & Upjohn                                              56,200        3,115,588
         SmithKline Beecham PLC Sponsored ADR
           Representing 5 Ord Shrs                                       37,000        2,428,125
         Warner-Lambert Co                                               56,200        3,484,400
================================================================================================
                                                                                      19,498,838
1.10     HOUSEHOLD FURNITURE & APPLIANCES
         Maytag Corp                                                     51,000        3,598,687
================================================================================================
2.10     HOUSEHOLD PRODUCTS
         Colgate-Palmolive Co                                            36,500        3,645,437
         Procter & Gamble                                                35,000        3,268,125
================================================================================================
                                                                                       6,913,562
1.32     INSURANCE
         Allmerica Financial                                             74,300        4,351,194
================================================================================================
0.97     LODGING -- HOTELS
         Marriott International Class A Shrs                             84,000        3,197,250
================================================================================================
2.57     MANUFACTURING
         AlliedSignal Inc                                                78,000        4,528,875
         Tyco International Ltd                                          45,000        3,931,875
================================================================================================
                                                                                       8,460,750
5.24     OIL & GAS RELATED
         Apache Corp                                                     68,000        2,448,000
         BP Amoco PLC Sponsored ADR Representing 6 Ord Shrs              29,100        3,117,338
         Exxon Corp                                                      52,200        4,169,475
         Halliburton Co                                                  63,100        2,610,762
         Schlumberger Ltd                                                36,700        2,208,881




                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE

Unocal Corp                                                              67,000   $    2,663,250
================================================================================================
                                                                                      17,217,706
2.08     PAPER & FOREST PRODUCTS
         Champion International                                          73,400        3,761,750
         Weyerhaeuser Co                                                 49,400        3,065,888
================================================================================================
                                                                                       6,827,638
1.50     RAILROADS
          Kansas City Southern Industries                                87,900        4,944,375
================================================================================================
6.61     RETAIL
         AnnTaylor Stores(a)                                             75,000        3,239,062
         Dayton Hudson                                                   91,600        5,770,800
         Safeway Inc(a)                                                  62,000        2,883,000
         Tandy Corp                                                      81,600        6,732,000
         Wal-Mart Stores                                                 73,200        3,120,150
================================================================================================
                                                                                      21,745,012
2.05     SERVICES
         America Online(a)                                               28,400        3,390,250
         Omnicom Group                                                   47,700        3,339,000
================================================================================================
                                                                                       6,729,250
1.23     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                                       72,600        4,029,300
================================================================================================
2.98     TELEPHONE
         Frontier Corp                                                   64,000        3,368,000
         GTE Corp                                                        50,000        3,153,125
         SBC Communications                                              64,000        3,272,000
================================================================================================
                                                                                       9,793,125
         TOTAL COMMON STOCKS (Cost $168,811,696)                                     213,167,331
================================================================================================
30.17    FIXED INCOME SECURITIES
8.05     US GOVERNMENT OBLIGATIONS
         US Treasury Notes, 5.625%, 5/15/2008
           (Amortized Cost $27,780,005)                          $   26,750,000       26,449,063
================================================================================================
4.32     US GOVERNMENT AGENCY OBLIGATIONS
         Freddie Mac, Gold, Participation Certificates
           6.500%, 6/1/2011                                      $    7,044,558        7,040,754
           6.500%, 9/1/2011                                      $    6,662,749        6,659,151
         Student Loan Marketing Association, Notes,
           Series CQ
           4.881%, 3/7/2001                                      $      500,000          497,184
================================================================================================
           TOTAL US GOVERNMENT AGENCY OBLIGATIONS
              (Amortized Cost $13,853,522)                                            14,197,089
================================================================================================
17.80    CORPORATE BONDS
0.58     AIRLINES
         Delta Air Lines, Deb, 10.375%, 12/15/2022               $    1,500,000        1,911,352
================================================================================================



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


0.48     BUILDING MATERIALS
         USG Corp, Sr Notes, 8.500%, 8/1/2005                    $    1,500,000   $    1,590,000
================================================================================================
1.09     CABLE
         TCI Communications, Sr Deb, 7.875%, 2/15/2026           $    1,000,000        1,080,501
         Tele-Communications Inc, Sr Deb, 9.800%, 2/1/2012       $    2,000,000        2,486,672
================================================================================================
                                                                                       3,567,173
0.26     CHEMICALS
         Equistar Chemicals LP, Deb, 7.550%, 2/15/2026           $    1,000,000          867,981
================================================================================================
6.40     ELECTRIC UTILITIES
         Boston Edison, Deb, 7.800%, 3/15/2023                   $    1,925,000        1,909,032
         Commonwealth Edison, 1st Mortgage
           Series 76, 8.250%, 10/1/2006                          $    1,000,000        1,076,643
           7.000%, 7/1/2005                                      $    2,000,000        2,027,340
         Consumers Energy, 1st & Refunding Mortgage
           7.375%, 9/15/2023                                     $    2,000,000        1,964,020
         DQU-II Funding, Collateral Lease, 8.700%, 6/1/2016      $    1,989,000        2,167,055
         Detroit Edison, Secured Medium-Term Notes, Series C
           8.300%, 1/13/2023                                     $    1,000,000        1,038,908
         Gulf States Utilities, 1st Mortgage, 8.700%, 4/1/2024   $    1,000,000        1,029,723
         Metropolitan Edison, Secured Medium-Term Notes
           Series B, 8.150%, 1/30/2023                           $    2,000,000        2,040,114
         New York State Electric & Gas, 1st Mortgage
           8.300%, 12/15/2022                                    $    1,500,000        1,528,777
         Niagara Mohawk Power, 1st Mortgage
           9.750%, 11/1/2005                                     $    1,000,000        1,147,723
         Pennsylvania Power & Light, 1st Mortgage
           7.700%, 10/1/2009                                     $    3,400,000        3,774,418
         Public Service Electric & Gas, 1st Mortgage
           6.375%, 5/1/2008                                      $    1,400,000        1,345,011
================================================================================================
                                                                                      21,048,764
1.07     ENTERTAINMENT
         Paramount Communications, Sr Deb, 8.250%, 8/1/2022      $    3,400,000        3,501,490
================================================================================================
0.63     FINANCIAL
         Associates Corp of North America, Sr Unsecured Euro
           Medium-Term Notes, Series 8, 7.375%, 6/11/2007(b)     $    2,000,000        2,068,872
================================================================================================
1.54     INSURANCE
         Equitable Cos, Sr Notes, 9.000%, 12/15/2004             $    2,500,000        2,721,272
         Progressive Corp, Sr Notes, 6.625%, 3/1/2029            $    2,500,000        2,341,457
================================================================================================
                                                                                       5,062,729
0.29     LODGING -- HOTELS
         Hilton Hotels, Sr Notes, 7.200%, 12/15/2009             $    1,000,000          962,119
================================================================================================
2.23     OIL & GAS RELATED
         Atlantic Richfield, Deb, 10.875%, 7/15/2005             $    1,500,000        1,805,011
         NRG Energy, Sr Notes, 7.500%, 6/15/2007                 $    1,500,000        1,508,224



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


         Panhandle Eastern Pipe Line, Sr Notes, 6.500%,
          7/15/2009(c)                                           $    1,000,000   $      959,342
         Sun Inc, Deb, 9.375%, 6/1/2016                          $    1,000,000        1,082,000
         Vastar Resources, Notes, 6.500%, 4/1/2009               $    2,000,000        1,969,078
================================================================================================
                                                                                       7,323,655
1.05     PAPER & FOREST PRODUCTS
         Chesapeake Corp, Deb, 7.200%, 3/15/2005                 $    3,500,000        3,445,953
================================================================================================
0.43     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp, Notes, 6.000%, 3/15/2009                     $    1,500,000        1,428,726
================================================================================================
1.75     TELEPHONE
         Centel Capital, Deb, 9.000%, 10/15/2019                 $    2,500,000        2,875,315
         Citizens Utilities, Deb, 7.000%, 11/1/2025              $      675,000          641,361
         GTE Corp, Deb, 7.900%, 2/1/2027                         $    1,250,000        1,280,304
         US WEST Communications, Notes, 5.650%, 11/1/2004        $    1,000,000          957,505
================================================================================================
                                                                                       5,754,485
            TOTAL CORP0RATE BONDS (Amortized Cost $61,382,675)                        58,533,299
================================================================================================
         TOTAL FIXED INCOME SECURITIES (Amortized Cost $103,016,202)                  99,179,451
================================================================================================
4.99     SHORT-TERM INVESTMENTS
4.56     COMMERCIAL PAPER
4.56     FINANCIAL
         Associates Corp of North America, 4.900%, 6/1/1999
           (Cost $15,000,000)                                    $   15,000,000       15,000,000
================================================================================================
0.43     REPURCHASE AGREEMENTS
         Repurchase  Agreement with State Street dated 5/28/1999
           due 6/1/1999 at 4.720%,  repurchased  at  $1,398,733
           (Collateralized  by US Treasury Bonds, due 4/15/2028
           at 3.625%, value $1,436,384) (Cost $1,398,000)        $    1,398,000        1,398,000
================================================================================================
         TOTAL SHORT-TERM INVESTMENTS (Cost $16,398,000)                              16,398,000
================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $288,225,898)
         (Cost for Income Tax Purposes $288,262,470)                              $  328,744,782
================================================================================================
Industrial Income Fund
84.80    COMMON STOCKS
1.71     AEROSPACE & DEFENSE
         Northrop Grumman                                               450,000   $   30,375,000
         Raytheon Co Class B Shrs                                       780,000       53,088,750
================================================================================================
                                                                                      83,463,750
1.72     AUTOMOBILES
         Ford Motor                                                     800,000       45,650,000
         General Motors Class H(a)                                      700,000       38,412,500
================================================================================================
                                                                                      84,062,500



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


6.99     BANKS
         Bank of New York                                             4,000,000   $  143,000,000
         Chase Manhattan                                                800,000       58,000,000
         Fleet Financial Group                                        1,376,000       56,588,000
         Morgan (J P) & Co                                              600,000       83,587,500
================================================================================================
                                                                                     341,175,500
2.10     BEVERAGES
         Anheuser-Busch Cos                                           1,400,000      102,287,500
================================================================================================
0.82     BROADCASTING
         AT&T Corp-- Liberty Media Group Class A Shrs(a)                600,000       39,862,500
================================================================================================
0.43     CHEMICALS
         Lyondell Chemical                                            1,090,000       20,778,125
================================================================================================
1.70     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Motorola Inc                                                 1,000,000       82,812,500
================================================================================================
4.34     COMPUTER RELATED
         EMC Corp(a)                                                    300,000       29,887,500
         Galileo International                                        1,029,000       46,305,000
         International Business Machines                                750,000       87,234,375
         Microsoft Corp(a)                                              600,000       48,412,500
================================================================================================
                                                                                     211,839,375
2.40     ELECTRICAL EQUIPMENT
         General Electric                                             1,150,000      116,940,625
================================================================================================
3.22     ELECTRONICS -- SEMICONDUCTOR
         Altera Corp(a)                                               1,000,000       34,812,500
         Intel Corp                                                   1,050,000       56,765,625
         Texas Instruments                                              600,000       65,625,000
================================================================================================
                                                                                     157,203,125
0.81     FINANCIAL
         Citigroup Inc                                                  600,000       39,750,000
================================================================================================
5.83     FOODS
         General Mills                                                1,000,000       80,375,000
         Heinz (H J) Co                                               1,192,000       57,588,500
         Hershey Foods                                                  700,000       37,975,000
         Kellogg Co                                                   1,600,000       55,500,000
         Quaker Oats                                                    800,000       52,850,000
================================================================================================
                                                                                     284,288,500
0.52     GAMING
         Park Place Entertainment(a)                                  2,400,000       25,200,000
================================================================================================
0.29     GOLD & PRECIOUS METALS MINING
         Newmont Mining                                                 799,050       14,233,078
================================================================================================
8.19     HEALTH CARE DRUGS -- PHARMACEUTICALS
         American Home Products                                         600,000       34,575,000
         Bristol-Myers Squibb                                           800,000       54,900,000



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


         Lilly (Eli) & Co                                               600,000   $   42,862,500
         Merck & Co                                                   1,400,000       94,500,000
         Pharmacia & Upjohn                                             600,000       33,262,500
         SmithKline Beecham PLC Sponsored ADR
           Representing 5 Ord Shrs                                      800,000       52,500,000
         Warner-Lambert Co                                            1,000,000       62,000,000
         Watson Pharmaceuticals(a)                                      650,000       24,903,125
================================================================================================
                                                                                     399,503,125
1.89     HEALTH CARE RELATED
         Becton Dickinson                                             1,000,000       38,750,000
         Medtronic Inc                                                  750,000       53,250,000
================================================================================================
                                                                                      92,000,000
0.94     HOUSEHOLD FURNITURE & APPLIANCES
         Maytag Corp                                                    650,000       45,865,625
================================================================================================
1.64     HOUSEHOLD PRODUCTS
         Colgate-Palmolive Co                                           800,000       79,900,000
================================================================================================
1.03     INSURANCE
         Allmerica Financial                                            856,818       50,177,404
================================================================================================
1.70     LODGING -- HOTELS
         Hilton Hotels                                                3,000,000       41,250,000
         Marriott International Class A Shrs                          1,100,000       41,868,750
================================================================================================
                                                                                      83,118,750
3.97     MANUFACTURING
         AlliedSignal Inc                                             1,970,000      114,383,125
         Textron Inc                                                    500,000       44,531,250
         Tyco International Ltd                                         400,000       34,950,000
================================================================================================
                                                                                     193,864,375
0.20     NATURAL GAS
         K N Energy                                                     450,000        9,646,875
================================================================================================
7.48     OIL & GAS RELATED
         Apache Corp                                                    900,000       32,400,000
         Atlantic Richfield                                             750,000       62,765,625
         Exxon Corp                                                   1,200,000       95,850,000
         Halliburton Co                                                 898,500       37,175,438
         Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs       1,000,000       56,562,500
         Schlumberger Ltd                                               800,000       48,150,000
         Unocal Corp                                                    800,000       31,800,000
================================================================================================
                                                                                     364,703,563
1.91     PAPER & FOREST PRODUCTS
         Champion International                                         800,000       41,000,000
         Weyerhaeuser Co                                                840,500       52,163,531
================================================================================================
                                                                                      93,163,531
0.63     PERSONAL CARE
         Gillette Co                                                    600,000       30,600,000
================================================================================================



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


3.72     RAILROADS
         Kansas City Southern Industries                              2,700,000   $  151,875,000
         Norfolk Southern                                               900,000       29,475,000
================================================================================================
                                                                                     181,350,000
1.31     REAL ESTATE INVESTMENT TRUST
         Health & Retirement Properties Trust SBI                     1,200,000       18,375,000
         Health Care Property Investors                                 550,000       16,671,875
         Healthcare Realty Trust                                        400,000        8,650,000
         Meditrust Corp Paired Certificates                             500,800        6,948,600
         OMEGA Healthcare Investors                                     500,000       13,125,000
================================================================================================
                                                                                      63,770,475
7.59     RETAIL
         Dayton Hudson                                                1,775,800      111,875,400
         Penney (J C) Co                                              1,000,000       51,687,500
         Safeway Inc(a)                                                 800,000       37,200,000
         Tandy Corp                                                   1,600,000      132,000,000
         Wal-Mart Stores                                                875,000       37,296,875
================================================================================================
                                                                                     370,059,775
0.96     SAVINGS & LOAN
         Charter One Financial                                        1,652,070       46,980,741
================================================================================================
1.19     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp                                                    1,050,000       58,275,000
================================================================================================
6.78     TELEPHONE
         Bell Atlantic                                                1,600,000       87,600,000
         Frontier Corp                                                  500,000       26,312,500
         GTE Corp                                                       600,000       37,837,500
         SBC Communications                                           1,600,000       81,800,000
         US WEST                                                      1,800,000       97,312,500
================================================================================================
                                                                                     330,862,500
0.79     TOBACCO
         Philip Morris                                                1,000,000       38,562,500
================================================================================================
         TOTAL COMMON STOCKS (Cost $2,649,182,947)                                 4,136,301,317
================================================================================================
0.15     PREFERRED STOCKS
0.15     TELECOMMUNICATIONS -- LONG DISTANCE
         Global Crossing Holdings Ltd, Sr Exchangeable Pfd
           10.500%(d) (Cost $7,601,500)                                  66,000        7,260,000
================================================================================================
10.00    FIXED INCOME SECURITIES
10.00    CORPORATE BONDS
0.46     BUILDING MATERIALS
         USG Corp, Sr Notes, 8.500%, 8/1/2005                    $   21,093,000       22,358,580
================================================================================================
0.45     CABLE
         Comcast Cable Partners Ltd, Sr Discount
           Step-Up Deb, Zero Coupon(e), 11/15/2007               $    5,850,000        5,279,625
         Continental Cablevision, Sr Deb, 9.500%, 8/1/2013       $    6,925,000        8,069,654




                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


         TeleWest PLC, Sr Discount Step-Up Deb
           Zero Coupon(e), 10/1/2007                             $   10,000,000   $    8,850,000
================================================================================================
                                                                                      22,199,279
0.11     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Worldwide Fiber, Sr Notes(c), 12.500%, 12/15/2005       $    5,000,000        5,162,500
================================================================================================
0.13     COMPUTER RELATED
         Rhythms NetConnections, Sr Notes(c)
           12.750%, 4/15/2009                                    $    7,000,000        6,545,000
================================================================================================
3.30     ELECTRIC UTILITIES
         Cleveland Electric Illuminating
           1st Mortgage, Series B, 9.500%, 5/15/2005             $   16,000,000       17,079,087
           Sr Secured Notes, Series D
              7.880%, 11/1/2017                                  $    4,245,000        4,422,373
              7.430%, 11/1/2009                                  $    7,500,000        7,619,737
         Consumers Energy, 1st Refunding Mortgage
           7.375%, 9/15/2023                                     $   10,700,000       10,507,506
         DQU-II Funding, Collateral Lease, 8.700%, 6/1/2016      $   17,403,000       18,960,916
         Detroit Edison
           1st Mortgage Medium-Term Notes, Series C
              8.240%, 1/13/2023                                  $    5,600,000        5,818,154
           Secured Medium-Term Notes
              Series 92-D, 8.300%, 8/1/2022                      $   11,000,000       11,376,628
              Series C, 8.300%, 1/13/2023                        $    5,000,000        5,194,540
              Series D, 8.310%, 8/1/2022                         $    3,000,000        3,120,969
         El Paso Electric, 1st Mortgage
              Series C, 8.250%, 2/1/2003                         $    5,000,000        5,188,225
              Series D, 8.900%, 2/1/2006                         $    9,325,000       10,040,291
         Gulf States Utilities, 1st Mortgage, 8.700%, 4/1/2024   $    9,400,000        9,679,395
         Massachusetts Electric, Medium-Term Notes, Series R
           8.550%, 2/7/2022                                      $    5,000,000        5,273,219
         Metropolitan Edison, Secured Medium-Term Notes, Series B
           8.150%, 1/30/2023                                     $   19,950,000       20,350,136
         New York State Electric & Gas, 1st Mortgage
           8.300%, 12/15/2022                                    $    8,250,000        8,408,275
         Niagara Mohawk Power, Sr Notes, Series G
           7.750%, 10/1/2008                                     $    6,600,000        6,826,221
         Pennsylvania Power, 1st Mortgage, 8.500%, 7/15/2022     $    2,000,000        2,105,894
         Public Service of New Mexico, Sr Notes
           Series A, 7.100%, 8/1/2005                            $    6,125,000        6,059,156
         Southwestern Public Service, 1st Mortgage
           8.200%, 12/1/2022                                     $    3,000,000        3,125,265
================================================================================================
                                                                                     161,155,987
0.09     ELECTRICAL EQUIPMENT
         Alpine Group, Sr Secured Notes, Series B
           12.250%, 7/15/2003                                    $    4,249,000        4,376,470
================================================================================================



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


0.12     ENTERTAINMENT
         Paramount Communications, Sr Deb
           8.250%, 8/1/2022                                      $    5,800,000   $    5,973,129
================================================================================================
0.08     GAMING
         Players International, Sr Notes
           10.875%, 4/15/2005                                    $    3,750,000        3,956,250
================================================================================================
0.13     HEALTH CARE RELATED
         FHP International, Sr Notes
           7.000%, 9/15/2003                                     $    6,450,000        6,527,496
================================================================================================
0.05     HOUSEHOLD PRODUCTS
         Home Products International, Sr Sub Notes
           9.625%, 5/15/2008                                     $    2,500,000        2,325,000
================================================================================================
0.53     INSURANCE
         Equitable Cos, Sr Notes, 9.000%, 12/15/2004             $   23,610,000       25,699,695
================================================================================================
0.16     IRON & STEEL
         National Steel, 1st Mortgage, 8.375%, 8/1/2006          $    8,000,000        7,730,000
================================================================================================
0.24     LODGING -- HOTELS
         Hilton Hotels, Sr Notes, 7.200%, 12/15/2009             $   12,270,000       11,805,200
================================================================================================
0.08     MANUFACTURING
         Haynes International, Sr Notes, 11.625%, 9/1/2004       $    4,175,000        3,757,500
================================================================================================
0.09     NATURAL GAS
         NorAm Energy, Conv Sub Deb, 6.000%, 3/15/2012           $    4,637,000        4,405,150
================================================================================================
1.95     OIL & GAS RELATED
         Atlantic Richfield, Deb
           10.875%, 7/15/2005                                    $    9,030,000       10,866,168
           9.125%, 8/1/2031                                      $    2,757,000        3,428,169
           9.000%, 4/1/2021                                      $   22,460,000       27,429,429
           9.000%, 5/1/2031                                      $    2,353,000        2,887,764
           8.750%, 3/1/2032                                      $    2,326,000        2,793,888
         Canadian Forest Oil Ltd, Gtd Sr Sub Notes
           8.750%, 9/15/2007                                     $    6,910,000        6,702,700
         Cliffs Drilling, Gtd Sr Notes
           Series B, 10.250%, 5/15/2003                          $    4,000,000        3,880,000
           Series D, 10.250%, 5/15/2003                          $    4,060,000        3,938,200
         Coda Energy, Gtd Sr Secured Sub Notes, Series B
           10.500%, 4/1/2006                                     $    5,000,000        5,162,500
         Gulf Canada Resources Ltd, Sr Notes
           8.350%, 8/1/2006                                      $    3,750,000        3,721,875
           8.250%, 3/15/2017                                     $    5,000,000        4,599,750
         Ocean Energy, Gtd Sr Sub Notes, 9.750%, 10/1/2006       $   13,716,000       14,110,335
         Panhandle Eastern Pipe Line, Sr Notes(c)
           7.000%, 7/15/2029                                     $    6,000,000        5,649,606
================================================================================================
                                                                                      95,170,384



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


0.14     SAVINGS & LOAN
         Sovereign Bancorp, Medium-Term Notes
           8.000%, 3/15/2003                                     $    6,500,000   $    6,656,468
================================================================================================
0.25     TELECOMMUNICATIONS -- CELLULAR & WIRELESS
         Cencall Communications, Sr Discount Step-Up Notes
           10.125%(e), 1/15/2004                                 $   12,000,000       12,120,000
================================================================================================
0.54     TELECOMMUNICATIONS -- LONG DISTANCE
         AT&T Corp, Notes, 6.500%, 3/15/2029                     $   12,500,000       11,597,662
         Level 3 Communications, Sr Discount Step-Up Notes
           Zero Coupon(e), 12/1/2008                             $   17,400,000       10,353,000
         Qwest Communications International, Sr Discount
           Step-Up Notes, Series B, Zero Coupon(e), 10/15/2007   $    5,340,000        4,165,200
================================================================================================
                                                                                      26,115,862
1.10     TELEPHONE
         Centel Capital, Deb, 9.000%, 10/15/2019                 $    5,000,000        5,750,629
         Citizens Utilities, Deb, 7.000%, 11/1/2025              $    4,950,000        4,703,316
         McLeodUSA Inc, Sr Notes, 9.250%, 7/15/2007              $    3,250,000        3,233,750
         MetroNet Communications
           Sr Discount Step-Up Notes
              Zero Coupon(e), 11/1/2007                          $    8,250,000        6,641,250
              Zero Coupon(e), 6/15/2008                          $   12,750,000        9,466,875
           Sr Notes, 12.000%, 8/15/2007                          $    7,775,000        8,941,250
         NEXTLINK Communications, Sr Notes
           10.750%, 11/15/2008                                   $    1,400,000        1,401,750
           9.625%, 10/1/2007                                     $    5,425,000        5,180,875
         NEXTLINK Communications LLC/NEXTLINK Capital
           Sr Notes, 12.500%, 4/15/2006                          $    3,750,000        3,928,125
         RCN Corp, Sr Discount Step-Up Notes
           Series B, Zero Coupon(e), 2/15/2008                   $    7,600,000        4,636,000
================================================================================================
                                                                                      53,883,820
         TOTAL FIXED INCOME SECURITIES (Amortized Cost $503,749,637)                 487,923,770
================================================================================================
5.05     SHORT-TERM INVESTMENTS
4.91     COMMERCIAL PAPER
2.36     CONSUMER FINANCE
         American Express Credit, 4.880%, 6/4/1999               $   40,000,000       40,000,000
         General Motors Acceptance, 4.790%, 6/3/1999             $   35,000,000       35,000,000
         Sears Roebuck Acceptance, 4.830%, 6/2/1999              $   40,000,000       40,000,000
================================================================================================
                                                                                     115,000,000
1.84     FINANCIAL
         Associates Corp of North America, 4.900%, 6/1/1999      $   40,000,000       40,000,000
         General Electric Capital Services, 4.880%, 6/3/1999     $   50,000,000       50,000,000
================================================================================================
                                                                                      90,000,000



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


0.71     SERVICES
         Hertz Corp, 4.830%, 6/1/1999                            $   34,734,000   $   34,734,000
================================================================================================
            TOTAL COMMERCIAL PAPER (Cost $239,734,000)                               239,734,000
================================================================================================
0.14     REPURCHASE AGREEMENTS
         Repurchase Agreement with State Street dated 5/28/1999
           due 6/1/1999 at 4.720%, repurchased at $6,619,470
           (Collaterized by US Treasury Bonds due 4/15/2028 at
           3.625%, value $6,753,528) (Cost $6,616,000)                6,616,000        6,616,000
================================================================================================
         TOTAL SHORT-TERM INVESTMENTS (Cost $246,350,000)                            246,350,000
================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $3,406,884,084)
         (Cost for Income Tax Purposes $3,415,975,437)                            $4,877,835,087
================================================================================================
Total Return Fund
69.75    COMMON STOCKS
2.21     AEROSPACE & DEFENSE
         Boeing Co                                                      450,000   $   19,012,500
         Lockheed Martin                                                700,000       28,306,250
         Raytheon Co Class B Shrs                                       400,000       27,225,000
================================================================================================
                                                                                      74,543,750
0.57     AIRLINES
         Southwest Airlines                                             600,000       19,237,500
================================================================================================
1.74     AUTO PARTS
         Cooper Tire & Rubber                                           800,000       19,000,000
         Genuine Parts                                                  800,000       26,950,000
         Johnson Controls                                               200,000       12,612,500
================================================================================================
                                                                                      58,562,500
0.85     AUTOMOBILES
         Ford Motor                                                     500,000       28,531,250
================================================================================================
3.06     BANKS
         Bank of America                                                330,000       21,346,875
         Bank One                                                       486,000       27,489,375
         First Union                                                    300,000       13,818,750
         National City                                                  405,000       26,805,937
         Wachovia Corp                                                  154,000       13,590,500
================================================================================================
                                                                                     103,051,437
0.54     BEVERAGES
         Anheuser-Busch Cos                                             250,000       18,265,625
================================================================================================
1.26     BUILDING MATERIALS
         Lowe's Cos                                                     400,000       20,775,000
         Sherwin-Williams Co                                            700,000       21,568,750
================================================================================================
                                                                                      42,343,750
3.03     CHEMICALS
         Dow Chemical                                                   200,000       24,300,000



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


         Great Lakes Chemical                                           600,000   $   27,112,500
         Morton International                                           700,000       27,300,000
         Nalco Chemical                                                 700,000       23,450,000
================================================================================================
                                                                                     102,162,500
4.31     COMPUTER RELATED
         Adaptec Inc(a)                                                 600,000       18,525,000
         Compaq Computer                                              1,000,000       23,687,500
         Computer Associates International                              500,000       23,656,250
         Hewlett-Packard Co                                             350,000       33,009,375
         International Business Machines                                400,000       46,525,000
================================================================================================
                                                                                     145,403,125
2.64     CONGLOMERATES
         Fortune Brands                                                 300,000       12,262,500
         Hanson PLC Sponsored ADR Representing 5 Ord Shrs               900,000       40,781,250
         National Service Industries                                    500,000       18,406,250
         Unilever NV New York Registered Shrs                           267,857       17,494,419
================================================================================================
                                                                                      88,944,419
0.33     CONTAINERS
         Crown Cork & Seal                                              350,000       10,981,250
================================================================================================
0.90     DISTRIBUTION
         Supervalu Inc                                                1,250,000       30,312,500
================================================================================================
4.07     ELECTRIC UTILITIES
         DTE Energy                                                     700,000       30,493,750
         Edison International                                           600,000       16,500,000
         Entergy Corp                                                 1,000,000       32,437,500
         GPU Inc                                                        550,000       23,959,375
         Unicom Corp                                                    800,000       33,850,000
================================================================================================
                                                                                     137,240,625
2.51     ELECTRICAL EQUIPMENT
         General Electric                                               300,000       30,506,250
         Grainger (W W) Inc                                             500,000       26,531,250
         Rockwell International                                         500,000       27,593,750
================================================================================================
                                                                                      84,631,250
0.68     FOODS
         Archer-Daniels-Midland Co                                      892,500       13,387,500
         Heinz (H J) Co                                                 200,000        9,662,500
================================================================================================
                                                                                      23,050,000
0.64     HARDWARE & TOOLS
         Snap-On Inc                                                    600,000       21,712,500
================================================================================================
4.34     HEALTH CARE DRUGS -- PHARMACEUTICALS
         Abbott Laboratories                                            350,000       15,815,625
         American Home Products                                         400,000       23,050,000
         Bristol-Myers Squibb                                           500,000       34,312,500
         Lilly (Eli) & Co                                               300,000       21,431,250
         Merck & Co                                                     300,000       20,250,000



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


         Schering-Plough Corp                                           700,000   $   31,543,750
================================================================================================
                                                                                     146,403,125
0.95     HEALTH CARE RELATED
         Columbia/HCA Healthcare                                      1,300,000       30,631,250
         LifePoint Hospitals(a)                                          68,420          684,203
         Triad Hospitals(a)                                              68,420          692,756
================================================================================================
                                                                                      32,008,209
0.87     HOUSEHOLD FURNITURE & APPLIANCES
         Shaw Industries(a)                                             400,000        6,750,000
         Whirlpool Corp                                                 350,000       22,575,000
================================================================================================
                                                                                      29,325,000
4.97     INSURANCE
         American General                                               300,000       21,675,000
         Lincoln National                                               200,000       20,350,000
         Loews Corp                                                     400,000       32,525,000
         MGIC Investment                                                700,000       33,687,500
         Ohio Casualty                                                  650,000       24,740,625
         Old Republic International                                     700,000       12,731,250
         SAFECO Corp                                                    500,000       21,968,750
================================================================================================
                                                                                     167,678,125
0.71     INSURANCE BROKERS
         Marsh & McLennan                                               330,000       24,007,500
================================================================================================
1.14     INVESTMENT BANK/BROKER FIRM
         Morgan Stanley Dean Witter & Co                                400,000       38,600,000
================================================================================================
1.33     IRON & STEEL
         Nucor Corp                                                     900,000       44,887,500
================================================================================================
1.88     MACHINERY
         Caterpillar Inc                                                500,000       27,437,500
         Deere & Co                                                     500,000       19,031,250
         Dover Corp                                                     450,000       16,959,375
================================================================================================
                                                                                      63,428,125
3.33     MANUFACTURING
         Federal Signal                                                 750,000       17,953,125
         Illinois Tool Works                                            350,000       26,862,500
         Minnesota Mining & Manufacturing                               200,000       17,150,000
         Precision Castparts                                            454,100       18,391,050
         Textron Inc                                                    120,000       10,687,500
         York International                                             500,000       21,093,750
================================================================================================
                                                                                     112,137,925
0.46     METALS MINING
         Phelps Dodge                                                   300,000       15,543,750
================================================================================================
1.33     OFFICE EQUIPMENT & SUPPLIES
         Ikon Office Solutions                                        1,200,000       16,725,000



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


         Xerox Corp                                                     500,000   $   28,093,750
================================================================================================
                                                                                      44,818,750
3.84     OIL & GAS RELATED
         Exxon Corp                                                     300,000       23,962,500
         Norsk Hydro A/SA Sponsored ADR Representing Ord Shrs           750,000       30,046,875
         Repsol SA Sponsored ADR Representing Ord Shrs                1,500,000       27,000,000
         Royal Dutch Petroleum New York Registry 1.25 Gldr Shrs         260,000       14,706,250
         Yacimientos Petroliferos Fiscades SA Sponsored ADR
           Representing Class D Shrs                                    800,000       33,700,000
================================================================================================
                                                                                     129,415,625
0.82     PAPER & FOREST PRODUCTS
         Kimberly-Clark Corp                                            300,000       17,606,250
         Westvaco Corp                                                  350,000        9,996,875
================================================================================================
                                                                                      27,603,125
1.18     POLLUTION CONTROL
         Browning-Ferris Industries                                     500,000       20,750,000
         Waste Management                                               362,500       19,167,187
================================================================================================
                                                                                      39,917,187
0.94     PUBLISHING
         American Greetings Class A Shrs                                400,000       11,450,000
         Gannett Co                                                     280,000       20,230,000
================================================================================================
                                                                                      31,680,000
0.84     RAILROADS
         CSX Corp                                                      600,000        28,162,500
================================================================================================
2.48     RETAIL
         Dillard's Inc Class A Shrs                                     700,000       24,587,500
         K mart Corp(a)                                                 500,000        7,687,500
         Penney (J C) Co                                                600,000       31,012,500
         Rite Aid                                                       450,000       11,250,000
         Toys "R" Us(a)                                                 400,000        9,225,000
================================================================================================
                                                                                      83,762,500
2.64     SERVICES
         Deluxe Corp                                                    650,000       23,440,625
         Dun & Bradstreet                                               750,000       26,250,000
         Electronic Data Systems                                        700,000       39,375,000
================================================================================================
                                                                                      89,065,625
3.73     TELEPHONE
         Bell Atlantic                                                  300,000       16,425,000
         British Telecommunications PLC Sponsored ADR
           Representing 10 Ord Shrs                                     300,000       50,400,000
         SBC Communications                                             527,040       26,944,920
         Telefonos de Mexico SA de CV Sponsored ADR Representing
           20 Series L Shrs                                             400,000       31,975,000
================================================================================================
                                                                                     125,744,920



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


1.70     TEXTILE -- APPAREL MANUFACTURING
         Liz Claiborne                                                  500,000   $   18,000,000
         Unifi Inc(a)                                                 1,000,000       16,500,000
         VF Corp                                                        500,000       23,000,000
================================================================================================
                                                                                      57,500,000
0.93     TOBACCO
         Gallaher Group PLC Sponsored ADR Representing 4 Ord Shrs       250,000        6,250,000
         Philip Morris                                                  650,000       25,065,625
================================================================================================
                                                                                      31,315,625
         TOTAL COMMON STOCKS (Cost $1,575,393,482)                                 2,351,979,097
================================================================================================
27.97    FIXED INCOME SECURITIES
12.92    US GOVERNMENT OBLIGATIONS
         US Treasury Bonds
           9.375%, 2/15/2006                                     $   38,750,000       46,282,031
           9.250%, 2/15/2016                                     $   20,800,000       27,488,510
           8.125%, 8/15/2019                                     $   20,800,000       25,506,000
           7.625%, 2/15/2025                                     $   23,000,000       27,542,500
           7.250%, 8/15/2022                                     $   16,800,000       19,094,258
         US Treasury Notes
           8.750%, 8/15/2000                                     $   25,000,000       26,000,000
           8.000%, 5/15/2001                                     $   20,500,000       21,448,125
           6.500%, 8/15/2005                                     $   29,300,000       30,334,670
           6.375%, 8/15/2002                                     $   23,750,000       24,247,277
           6.250%, 2/15/2003                                     $   43,300,000       44,098,364
           6.125%, 8/15/2007                                     $   51,000,000       51,988,125
           5.750%, 8/15/2003                                     $   27,300,000       27,351,187
           5.500%, 2/15/2008                                     $   45,300,000       44,549,740
         US Treasury Security Stripped Interest Payment
           Generic Tint Payment, Zero Coupon, 8/15/2003          $   25,250,000       19,940,908
================================================================================================
            TOTAL US GOVERNMENT OBLIGATIONS (Cost $428,915,191)                      435,871,695
================================================================================================
3.94     US GOVERNMENT AGENCY OBLIGATIONS
         Fannie Mae,
           Benchmark Notes, 5.125%, 2/13/2004                    $   21,154,000       20,424,397
           Gtd Mortgage Pass-Through Certificates
              8.500%, 3/1/2010                                   $    2,957,739        3,081,550
              8.000%, 7/1/2024                                   $    3,711,576        3,855,102
              7.500%, 8/1/2007                                   $      846,860          870,894
              7.500%, 7/1/2024                                   $    7,100,639        7,259,480
              7.000%, 9/1/2027                                   $   12,735,623       12,747,059
              7.000%, 12/1/2027                                  $    7,309,728        7,322,008
              6.500%, 5/1/2026                                   $    5,683,416        5,573,953
              6.000%, 5/1/2009                                   $    6,449,520        6,354,647
         Freddie Mac, Gold, Participation Certificates
           8.000%, 10/1/2010                                     $    2,161,069        2,234,156
           8.000%, 5/1/2024                                      $    3,441,486        3,578,388
           7.500%, 12/1/2026                                     $    5,480,850        5,598,249



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


           7.000%, 4/1/2028                                      $    9,705,140   $    9,730,567
           6.500%, 7/1/2001                                      $    2,888,630        2,922,455
           6.500%, 1/1/2029                                      $   14,770,035       14,452,478
         Government National Mortgage Association I
           Pass-Through Certificates
              7.500%, 3/15/2026                                  $    3,368,931        3,447,697
              7.000%, 10/15/2008                                 $      597,066          611,383
              7.000%, 12/15/2022                                 $      160,083          160,851
              7.000%, 12/15/2025                                 $    6,715,253        6,736,473
              6.500%, 10/15/2008                                 $      622,027          626,412
              6.500%, 12/15/2028                                 $   14,992,573       14,630,652
              6.000%, 11/15/2008                                 $      750,253          741,685
================================================================================================
           TOTAL US GOVERNMENT AGENCY OBLIGATIONS
              (Amortized Cost $133,217,762)                                          132,960,536
================================================================================================
0.98     ASSET-BACKED SECURITIES
0.98     CONSUMER FINANCE
         Chase Manhattan Credit Card Master Trust
           Series 1996-3, Class A, 7.040%, 2/15/2005             $   18,000,000       18,385,200
         Discover Card Master Trust I, Series 1998-7
           Class A, 5.600%, 5/16/2006                            $   15,000,000       14,644,350
================================================================================================
           TOTAL ASSET-BACKED SECURITIES (Amortized Cost $33,793,471)                 33,029,550
================================================================================================
9.17     CORPORATE BONDS
0.88     AUTOMOBILES
         Ford Motor, Bonds, 6.500%, 8/1/2018                     $   15,000,000       14,035,469
         General Motors Acceptance
           Global Bonds, 5.500%, 1/14/2002                       $   10,000,000        9,833,780
           Notes, 6.125%, 1/22/2008                              $    6,000,000        5,806,890
================================================================================================
                                                                                      29,676,139
2.22     BANKS
         ABN Amro Bank NV, Sub Notes
           7.550%, 6/28/2006                                     $   15,000,000       15,394,858
           6.625%, 10/31/2001                                    $    5,000,000        5,024,764
         BankAmerica Corp, Sub Notes, 6.875%, 6/1/2003           $    4,000,000        4,044,247
         National City, Sub Notes, 7.200%, 5/15/2005             $    2,000,000        2,027,264
         Norwest Financial, Sr Notes, 5.625%, 2/3/2009           $   16,000,000       14,801,118
         SunTrust Banks, Sr Notes, 6.250%, 6/1/2008              $   17,250,000       16,713,420
         Wachovia Bank, Medium-Term Notes, Series 3
           7.000%, 10/17/2008                                    $    7,000,000        7,121,954
         Wachovia Corp, Sub Notes, 6.250%, 8/4/2008              $   10,000,000        9,687,740
================================================================================================
                                                                                      74,815,365
0.55     BEVERAGES
         Anheuser-Busch Cos, Notes, 5.375%, 9/15/2008            $   20,000,000       18,435,480
================================================================================================
0.42     BUILDING MATERIALS
         Vulcan Materials, Notes, 6.000%, 4/1/2009               $   15,000,000       14,277,974
================================================================================================



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


0.17     CHEMICALS
         Eastman Chemical, Notes, 6.375%, 1/15/2004              $    6,000,000   $    5,877,198
================================================================================================
0.44     COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
         Motorola Inc, Notes, 6.500%, 3/1/2008                   $   15,000,000       14,879,294
================================================================================================
0.38     ELECTRIC UTILITIES
         Duke Energy, Medium-Term Notes
           6.125%, 7/22/2003                                     $    2,900,000        2,863,245
         National Rural Utilities, Secured Collateral Trust
           6.550%, 11/1/2018                                     $   10,500,000        9,943,846
================================================================================================
                                                                                      12,807,091
0.70     FINANCIAL
         Associates Corp of North America, Sr Notes
           6.375%, 10/15/2002                                    $    5,000,000        5,002,154
           5.500%, 2/15/2004                                     $   15,000,000       14,420,865
         Commercial Credit, Notes, 6.375%, 9/15/2002             $    4,000,000        4,008,408
================================================================================================
                                                                                      23,431,427
0.52     FOODS
         CPC International, Medium-Term Notes
           Series C, 6.150%, 1/15/2006                           $   15,000,000       14,613,164
           Series D, 6.875%, 10/15/2003                          $    3,000,000        3,057,465
================================================================================================
                                                                                      17,670,629
0.28     HEALTH CARE RELATED
         Guidant Corp, Notes, 6.150%, 2/15/2006                  $   10,000,000        9,479,439
================================================================================================
0.34     LEISURE TIME
         Carnival Corp, Notes, 6.150%, 4/15/2008                 $   12,000,000       11,484,983
================================================================================================
0.34     MACHINERY
         Cooper Industries, Medium-Term Notes, Series 3
           6.375%, 5/8/2008                                      $   11,600,000       11,304,373
================================================================================================
0.34     MANUFACTURING
         Tyco International Group SA, Gtd Notes
           6.125%, 1/15/2009                                     $   12,000,000       11,380,439
================================================================================================
0.26     NATURAL GAS
         Enron Corp, Notes, 6.625%, 11/15/2005                   $    9,000,000        8,805,734
================================================================================================
0.56     RAILROADS
         Norfolk Southern, Notes, 6.200%, 4/15/2009              $   20,000,000       19,019,458
================================================================================================
0.28     RETAIL
         May Department Stores, Deb, 6.875%, 11/1/2005           $    4,000,000        4,039,836
         Wal-Mart Stores, Notes, 8.625%, 4/1/2001                $    5,000,000        5,226,910
================================================================================================
                                                                                       9,266,746
0.49     TELEPHONE
         Ameritech Capital Funding, Notes
           6.150%, 1/15/2008                                     $   15,000,000       14,541,794



                                                                      SHARES OR
                                                                      PRINCIPAL
%        DESCRIPTION                                                     AMOUNT            VALUE


         BellSouth Telecommunications, Notes
           6.500%, 6/15/2005                                      $   2,000,000   $    1,998,764
================================================================================================
                                                                                      16,540,558
            TOTAL CORPORATE BONDS (Amortized Cost $321,575,329)                      309,152,327
================================================================================================
0.96     FOREIGN GOVERNMENT OBLIGATIONS
         Province of Manitoba, Unsecured Deb, 5.500%, 10/1/2008     $17,500,000       16,387,176
         Province of Saskatchewan, Global Notes, 7.375%, 7/15/2013  $15,000,000       15,857,249
================================================================================================
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (Amortized Cost $34,209,589)                                            32,244,425
================================================================================================
         TOTAL FIXED INCOME SECURITIES (Amortized Cost $951,711,342)                 943,258,533
================================================================================================
2.28     SHORT-TERM INVESTMENTS
0.59     US GOVERNMENT OBLIGATIONS
         US Treasury Notes, 6.375%, 7/15/1999
           (Amortized Cost $20,000,370)                            $ 20,000,000       20,043,759
================================================================================================
0.22     CORPORATE BONDS
0.10     PUBLISHING
         Gannett Co, Notes, 5.850%, 5/1/2000                       $  3,500,000        3,502,968
================================================================================================
0.12     TOYS
         Mattel Inc, Notes, 6.750%, 5/15/2000                      $  4,000,000        4,019,924
================================================================================================
           TOTAL CORPORATE BONDS (Amortized Cost $7,492,046)                           7,522,892
================================================================================================
1.47     REPURCHASE AGREEMENTS
         Repurchase  Agreement with State Street dated 5/28/1999
           due 6/1/1999 at4.720%,  repurchased  at $49,462,927
           (Collateralized  by US Treasury Bills, Discount Notes,
           due 5/25/2000, value $50,425,171) (Cost $49,437,000)    $ 49,437,000       49,437,000
================================================================================================
         TOTAL SHORT-TERM INVESTMENTS (Amortized Cost $76,929,416)                    77,003,651
================================================================================================
100.00   TOTAL INVESTMENT SECURITIES AT VALUE
         (Cost $2,604,034,240)
         (Cost for Income Tax Purposes $2,604,997,134)                            $3,372,241,281

(a) Security is non-income producing.

(b) Security may be redenominated in euro, the currency of the European Economic and Monetary Union (EMU).

(c) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.

(d) Security may make dividend payments in other types of securities or cash.

(e) Step-up bonds are obligations which increase the interest payment rate of a specified point in time. Rate shown reflects current rate which may step up at a future date.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

Invesco Combination Stock & Bond Funds, Inc.
May 31, 1999

                                                                                                INDUSTRIAL
                                                                         BALANCED                   INCOME
                                                                             FUND                     FUND
----------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                    $    288,225,898         $  3,406,884,084
==========================================================================================================
   At Value(a)                                                   $    328,744,782         $  4,877,835,087
Cash                                                                      402,148                1,555,880
Receivables:
   Investment Securities Sold                                                   0                2,705,491
   Fund Shares Sold                                                     1,321,690                2,015,211
   Dividends and Interest                                               1,791,775               16,196,580
Prepaid Expenses and Other Assets                                          42,462                  463,974
==========================================================================================================
TOTAL ASSETS                                                          332,302,857            4,900,772,223
==========================================================================================================
LIABILITIES
Payables:
   Distributions to Shareholders                                           11,913                  971,283
   Investment Securities Purchased                                      6,988,562               47,985,937
   Fund Shares Repurchased                                                370,800                5,136,273
Accrued Distribution Expenses                                              64,787                  984,605
Accrued Expenses and Other Payables                                        28,328                  657,816
==========================================================================================================
TOTAL LIABILITIES                                                       7,464,390               55,735,914
==========================================================================================================
NET ASSETS AT VALUE                                             $     324,838,467         $  4,845,036,309
==========================================================================================================
NET ASSETS
Paid-in Capital(b)                                              $     272,806,704         $  3,103,454,195
Accumulated Undistributed Net Investment Income                            41,340                  169,190
Accumulated Undistributed Net Realized Gain on Investment
   Securities and Foreign Currency Transactions                        11,471,539              270,461,921
Net Appreciation of Investment Securities and Foreign
   Currency Transactions                                               40,518,884            1,470,951,003
==========================================================================================================
NET ASSETS AT VALUE                                             $     324,838,467         $  4,845,036,309
==========================================================================================================
Shares Outstanding                                                     19,356,407              305,607,298
NET ASSET VALUE, Offering and Redemption
   Price per Share                                              $           16.78         $          15.85
==========================================================================================================


(a) Investment securities at cost and value at May 31, 1999 include repurchase agreements of $1,398,000 and $6,616,000 for Balanced and Industrial Income Funds, respectively.

(b) The Fund has 1,600,000,000 authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million and one billion have been allocated to Balanced and Industrial Income Funds, respectively.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (continued)

INVESCO Combination Stock & Bond Funds, Inc.
May 31, 1999

                                                                                    TOTAL RETURN
                                                                                            FUND
-------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                                   $  2,604,034,240
=================================================================================================
   At Value(a)                                                                  $  3,372,241,281
Receivables:
   Fund Shares Sold                                                                   23,974,081
   Dividends and Interest                                                             23,479,696
Prepaid Expenses and Other Assets                                                        321,998
=================================================================================================
TOTAL ASSETS                                                                       3,420,017,056
=================================================================================================
LIABILITIES
Payables:
   Custodian                                                                              83,407
   Distributions to Shareholders                                                         265,738
   Fund Shares Repurchased                                                               432,300
Accrued Distribution Expenses                                                            309,780
Accrued Expenses and Other Payables                                                      180,269
=================================================================================================
TOTAL LIABILITIES                                                                      1,271,494
=================================================================================================
NET ASSETS AT VALUE                                                             $  3,418,745,562
=================================================================================================
NET ASSETS

Paid-in Capital(b)                                                              $  2,632,057,621
Accumulated Undistributed (Distributions in Excess of) Net Investment Income             (24,737)
Accumulated Undistributed Net Realized Gain on Investment
   Securities and Foreign Currency Transactions                                       18,505,637
Net Appreciation of Investment Securities and Foreign Currency Transactions          768,207,041
=================================================================================================
NET ASSETS AT VALUE                                                             $  3,418,745,562
=================================================================================================
Shares Outstanding                                                                   105,599,020
NET ASSET VALUE, Offering and Redemption
   Price per Share                                                              $          32.37
=================================================================================================


(a) Investment securities at cost and value at May 31, 1999 include a repurchase agreement of $49,437,000 for Total Return Fund.

(b) The Fund has 1,600,000,000 authorized shares of common stock, par value of $0.01 per share. Of such shares, 300 million have been allocated to Total Return Fund.

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Balanced Fund

                                                                 PERIOD               YEAR
                                                                  ENDED              ENDED
                                                                 MAY 31            JULY 31
-------------------------------------------------------------------------------------------
                                                                   1999               1998
                                                               (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                             $       1,764,694      $   1,386,453
Interest                                                      4,915,416          4,951,420
   Foreign Taxes Withheld                                       (11,444)           (10,905)
===========================================================================================
   TOTAL INCOME                                               6,668,666          6,326,968
===========================================================================================
EXPENSES
Investment Advisory Fees                                      1,282,647          1,115,082
Distribution Expenses                                           534,436            464,902
Transfer Agent Fees                                             474,150            447,515
Administrative Fees                                              45,489             37,877
Custodian Fees and Expenses                                      32,209             23,003
Directors' Fees and Expenses                                     15,369             17,666
Professional Fees and Expenses                                   22,782             25,188
Registration Fees and Expenses                                   53,309             64,433
Reports to Shareholders                                         100,017             65,197
Other Expenses                                                   11,598             14,940
===========================================================================================
   TOTAL EXPENSES                                             2,572,006          2,275,803
   Fees and Expenses Paid Indirectly                            (19,312)           (11,494)
===========================================================================================
      NET EXPENSES                                            2,552,694          2,264,309
===========================================================================================
NET INVESTMENT INCOME                                         4,115,972          4,062,659
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                     11,521,099         16,103,608
   Foreign Currency Transactions                                (36,322)          (443,603)
===========================================================================================
      Total Net Realized Gain                                11,484,777         15,660,005
===========================================================================================
Change in Net Appreciation (Depreciation) of:
   Investment Securities                                     17,694,385          1,850,574
   Foreign Currency Transactions                                 (4,123)           502,422
===========================================================================================
      Total Net Appreciation                                 17,690,262          2,352,996
===========================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                             29,175,039         18,013,001
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            $      33,291,011      $  22,075,660
===========================================================================================

See Notes to Financial Statements



STATEMENT OF OPERATIONS (continued)

Industrial Income Fund
                                                                 PERIOD               YEAR
                                                                  ENDED              ENDED
                                                                 MAY 31            JULY 31
-------------------------------------------------------------------------------------------
                                                                   1999               1998
                                                               (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                             $      64,351,574      $  74,376,469
Interest                                                     68,888,161         85,307,820
   Foreign Taxes Withheld                                      (323,716)          (412,846)
===========================================================================================
   TOTAL INCOME                                             132,916,019        159,271,443
===========================================================================================
EXPENSES
Investment Advisory Fees                                     20,935,050         23,205,917
Distribution Expenses                                        11,062,360         12,301,096
Transfer Agent Fees                                           5,936,040          6,122,313
Administrative Fees                                             672,908            748,034
Custodian Fees and Expenses                                     472,521            587,418
Directors' Fees and Expenses                                    215,200            275,362
Professional Fees and Expenses                                  156,354            155,252
Registration Fees and Expenses                                   84,962             81,025
Reports to Shareholders                                         771,454            576,551
Other Expenses                                                  163,433            246,709
===========================================================================================
   TOTAL EXPENSES                                            40,470,282         44,299,677
   Fees and Expenses Absorbed by Investment Adviser              (2,813)           (10,930)
   Fees and Expenses Paid Indirectly                           (472,424)          (440,841)
===========================================================================================
      NET EXPENSES                                           39,995,045         43,847,906
===========================================================================================
NET INVESTMENT INCOME                                        92,920,974        115,423,537
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                    329,753,499        563,831,147
   Foreign Currency Transactions                                 13,913              6,583
===========================================================================================
      Total Net Realized Gain                               329,767,412        563,837,730
===========================================================================================
Change in Net Appreciation of Investment Securities          45,742,780        232,218,236
===========================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                            375,510,192        796,055,966
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            $     468,431,166        911,479,503
===========================================================================================

See Notes to Financial Statements



STATEMENT OF OPERATIONS (continued)

Total Return Fund
                                                                 PERIOD               YEAR
                                                                  ENDED              ENDED
                                                                 MAY 31            JULY 31
-------------------------------------------------------------------------------------------
                                                                   1999
                                                               (Note 1)
INVESTMENT INCOME
INCOME
Dividends                                             $      34,843,500      $  35,209,430
Interest                                                     45,227,801         51,559,742
   Foreign Taxes Withheld                                      (521,884)          (725,548)
===========================================================================================
   TOTAL INCOME                                              79,549,417         86,043,624
===========================================================================================
EXPENSES
Investment Advisory Fees                                     13,059,957         13,926,522
Distribution Expenses                                         1,862,388            101,656
Transfer Agent Fees                                           3,425,993          3,767,444
Administrative Fees                                             355,556            367,796
Custodian Fees and Expenses                                     261,034            283,390
Directors' Fees and Expenses                                    100,103             83,603
Professional Fees and Expenses                                   75,008            251,231
Registration Fees and Expenses                                  225,035            173,135
Reports to Shareholders                                         131,727            114,919
Other Expenses                                                   85,180             76,138
===========================================================================================
   TOTAL EXPENSES                                            19,581,981         19,145,834
===========================================================================================
   Fees and Expenses Absorbed by Investment Adviser            (374,435)          (197,490)
   Fees and Expenses Paid Indirectly                           (281,869)          (302,628)
===========================================================================================
      NET EXPENSES                                           18,925,677         18,645,716
===========================================================================================
NET INVESTMENT INCOME                                        60,623,740         67,397,908
===========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES
Net Realized Gain on:
   Investment Securities                                     26,815,297         86,019,724
   Foreign Currency Transactions                                  1,475              2,958
===========================================================================================
      Total Net Realized Gain                                26,816,772         86,022,682
===========================================================================================
Change in Net Appreciation of Investment Securities         450,426,456        (79,067,445)
===========================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                            477,243,228          6,955,237
===========================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS            $     537,866,968      $  74,353,145
===========================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

Balanced Fund

                                                              PERIOD            YEAR             YEAR
                                                               ENDED           ENDED            ENDED
                                                              MAY 31         JULY 31          JULY 31
------------------------------------------------------------------------------------------------------
                                                                1999            1998             1997
                                                            (Note 1)
OPERATIONS
Net Investment Income                                 $   4,115,972     $  4,062,659    $   3,268,902
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                         11,484,777       15,660,005       12,406,672
Change in Net Appreciation of Investment Securities
   and Foreign Currency Transactions                     17,690,262        2,352,996       19,416,347
======================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS               33,291,011       22,075,660       35,091,921
======================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                    (4,105,886)      (4,196,252)      (3,256,031)
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                        (10,135,428)     (17,002,689)      (7,920,456)
======================================================================================================
TOTAL DISTRIBUTIONS                                     (14,241,314)     (21,198,941)     (11,176,487)
======================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                           225,239,324      158,521,941      157,332,062
Reinvestment of Distributions                            13,792,246       20,128,818       10,886,903
======================================================================================================
                                                        239,031,570      178,650,759      168,218,965
Amounts Paid for Repurchases of Shares                 (149,866,318)    (124,824,681)    (145,279,529)
======================================================================================================
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                               89,165,252       53,826,078       22,939,436
======================================================================================================
TOTAL INCREASE IN NET ASSETS                            108,214,949       54,702,797       46,854,870
NET ASSETS
Beginning of Period                                     216,623,518      161,920,721      115,065,851
======================================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Income of
   $41,340, $14,553 and $148,050, respectively)       $ 324,838,467    $ 216,623,518   $  161,920,721
======================================================================================================

                        -----------------------------------------------------


FUND SHARE TRANSACTIONS
Shares Sold                                              14,063,692       10,124,221       10,958,657
Shares Issued from Reinvestment of Distributions            888,456        1,391,923          779,085
======================================================================================================
                                                         14,952,148       11,516,144       11,737,742
Shares Repurchased                                       (9,382,609)      (7,941,260)     (10,136,122)
======================================================================================================
NET INCREASE IN FUND SHARES                               5,569,539        3,574,884        1,601,620
======================================================================================================

See Notes to Financial Statements





STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

Industrial Income Fund
                                                              PERIOD            YEAR             YEAR
                                                               ENDED           ENDED            ENDED
                                                              MAY 31         JUNE 30          JUNE 30
------------------------------------------------------------------------------------------------------
                                                                1999            1998             1997
                                                            (Note 1)
OPERATIONS
Net Investment Income                               $    92,920,974    $ 115,423,537    $ 108,311,903
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                    329,767,412      563,837,730      372,025,901
Change in Net Appreciation of Investment Securities
   and Foreign Currency Transactions                     45,742,780      232,218,236      550,539,412
======================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS              468,431,166      911,479,503    1,030,877,216
======================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                   (93,998,246)    (115,239,239)    (108,045,224)
In Excess of Net Investment Income                                0          (34,577)               0
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                       (451,708,873)    (487,553,284)    (283,864,499)
======================================================================================================
TOTAL DISTRIBUTIONS                                    (545,707,119)    (602,827,100)    (391,909,723)
======================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                           543,178,456      796,227,427      688,098,414
Reinvestment of Distributions                           512,402,591      566,171,643      369,552,898
======================================================================================================
                                                      1,055,581,047    1,362,399,070    1,057,651,312
Amounts Paid for Repurchases of Shares               (1,214,003,411)  (1,164,991,454)  (1,292,480,001)
======================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                             (158,422,364)     197,407,616     (234,828,689)
======================================================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS                (235,698,317)     506,060,019      404,138,804
NET ASSETS
Beginning of Period                                   5,080,734,626    4,574,674,607    4,170,535,803
======================================================================================================
End of Period (Including Accumulated
   Undistributed Net Investment Income
   (Distributions in Excess) of $169,190,
   $1,232,549 and ($184,298), respectively)         $ 4,845,036,309   $5,080,734,626   $4,574,674,607
======================================================================================================

                              ----------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                              35,119,662       49,736,211       49,408,506
Shares Issued from Reinvestment of Distributions         35,057,399       38,238,701       27,312,058
======================================================================================================
                                                         70,177,061       87,974,912       76,720,564
Shares Repurchased                                      (78,498,469)     (72,818,140)     (93,580,782)
======================================================================================================
NET INCREASE (DECREASE) IN FUND SHARES                   (8,321,408)      15,156,772      (16,820,218)
======================================================================================================

See Notes to Financial Statements



STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

Total Return Fund
                                                              PERIOD            YEAR             YEAR
                                                               ENDED           ENDED            ENDED
                                                              MAY 31       AUGUST 31        AUGUST 31
------------------------------------------------------------------------------------------------------
                                                                1999            1998             1997
                                                            (Note 1)
OPERATIONS
Net Investment Income                               $    60,623,740    $  67,397,908     $ 44,496,579
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                         26,816,772       86,022,682       20,361,309
Change in Net Appreciation of Investment Securities     450,426,456      (79,067,445)     269,713,544
======================================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS              537,866,968       74,353,145      334,571,432
======================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                   (60,756,140)     (67,353,840)     (44,405,999)
In Excess of Net Investment Income                          (18,228)               0                0
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                        (77,274,029)     (34,772,560)      (4,314,901)
=====================================================================================================
TOTAL DISTRIBUTIONS                                    (138,048,397)    (102,126,400)     (48,720,900)
======================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                         1,164,725,715    1,412,738,595      997,370,885
Reinvestment of Distributions                           136,764,996      100,609,294       47,962,510
======================================================================================================
                                                      1,301,490,711    1,513,347,889    1,045,333,395
Amounts Paid for Repurchases of Shares                 (843,579,726)    (770,152,733)    (517,740,980)
======================================================================================================
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                              457,910,985      743,195,156      527,592,415
=====================================================================================================
TOTAL INCREASE IN NET ASSETS                            857,729,556      715,421,901      813,442,947
NET ASSETS
Beginning of Period                                   2,561,016,006    1,845,594,105    1,032,151,158
======================================================================================================
End of Period (Including Accumulated Undistributed
   (Distributions in Excess of) Net Investment
   Income of ($24,737), $132,400 and $106,017,
   respectively)                                    $ 3,418,745,562  $ 2,561,016,006  $ 1,845,594,105
======================================================================================================

                            ------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                              37,304,581       46,622,819       39,163,785
Shares Issued from Reinvestment of Distributions          4,385,847        3,448,941        1,844,859
======================================================================================================
                                                         41,690,428       50,071,760       41,008,644
Shares Repurchased                                      (27,040,483)     (25,589,174)     (20,216,862)
======================================================================================================
NET INCREASE IN FUND SHARES                              14,649,945       24,482,586       20,791,782
======================================================================================================


See Notes to Financial Statements

INVESCO Notes to fiancial statements - INVESCO Combination Stock &
                                       Bond Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Combination Stock & Bond Funds, Inc. (formerly known as INVESCO Flexible Funds, Inc., formerly known as INVESCO Multiple Asset Funds, Inc.) (the "Fund") is incorporated in Maryland and presently consists of three separate Funds:
Balanced Fund, Industrial Income Fund and Total Return Fund. On August 4, 1998, the board of directors of the Fund approved a name change to INVESCO Combination Stock & Bond Funds, Inc. The Fund's fiscal year-end was changed from July 31 to May 31. Effective July 30, 1999, INVESCO Industrial Income Fund's name will change to INVESCO Equity Income Fund.

On May 28, 1999, shareholders of the Industrial Income and Total Return Funds approved an Agreement and Plan of Reorganization and Liquidation whereby Industrial Income Fund, formerly INVESCO Industrial Income Fund, Inc., and Total Return Fund, formerly part of INVESCO Value Trust, (collectively, the "Old Funds"), were reorganized into the Fund, effective May 31, 1999.

The business and operations of the Old Funds were assumed and carried on by the Fund without any change in investment objectives or policies. As part of the reorganization, the Industrial Income Fund's and the Total Return Fund's fiscal year-end were changed from June 30 and August 31, respectively, to May 31. The investment objectives of the Fund's are: To achieve a high total return on investment through capital appreciation and current income for Balanced and Total Return Funds; and to seek the best possible current income for Industrial Income Fund. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liablities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

Balanced and Total Return Funds incurred and elected to defer post-October 31 currency losses of $33 and $15,770, respectively, to the year ended May 31, 2000. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the period ended May 31, 1999, 18.17% for Balanced Fund, 34.47% for Industrial Income Fund and 42.78% for Total Return Fund qualified for the dividends received deduction available to the Fund's corporate shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

For the period ended May 31, 1999, the effects of such differences were as follows:

                                                   ACCUMULATED
                                ACCUMULATED      UNDISTRIBUTED
                              UNDISTRIBUTED       NET REALIZED
                                        NET            GAIN ON
                                 INVESTMENT         INVESTMENT          PAID-IN
FUND                                 INCOME         SECURITIES          CAPITAL
--------------------------------------------------------------------------------
Balanced Fund                $       16,701     $           59   $      (16,760)
Industrial Income Fund               13,913            (13,913)               0
Total Return Fund                    (6,509)            21,093          (14,584)

Net investment income, net realized gains and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Distribution Fees and Transfer Agent Fees may be reduced by credits earned by each Fund from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

For the period ended May 31, 1999, Fees and Expenses Paid Indirectly consisted of the following:

                             CUSTODIAN FEES       DISTRIBUTION         TRANSFER
FUND                           AND EXPENSES               FEES       AGENT FEES
--------------------------------------------------------------------------------
Balanced Fund                $       19,312     $            0   $            0
Industrial Income Fund              472,424                  0                0
Total Return Fund                   160,277             64,979           56,613

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:


                                              AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------
                                                        $700         $2          $4          $6
                                 $0 TO    $350 TO    MILLION    BILLION     BILLION     BILLION        OVER
                                  $350       $700      TO $2      TO $4          $6          $8          $8
                               MILLION    MILLION    BILLION    BILLION     BILLION     BILLION     BILLION
-------------------------------------------------------------------------------------------------------------
Balanced Fund(b)                 0.60%      0.55%      0.50%      0.45%(a)    0.40%(a)   0.375%(a)    0.35%(a)
Industrial Income Fund(c)        0.60%      0.55%      0.50%      0.45%       0.40%(a)   0.375%(a)    0.35%(a)


                                              AVERAGE NET ASSETS
-------------------------------------------------------------------------------------------------------------
                                             $500         $1         $2          $4          $6
                                 $0 TO    MILLION    BILLION    BILLION     BILLION     BILLION        OVER
                                  $500      TO $1      TO $2      TO $4       TO $6       TO $8          $8
                               MILLION    BILLION    BILLION    BILLION     BILLION     BILLION     BILLION
-------------------------------------------------------------------------------------------------------------
Total Return Fund(d)             0.75%      0.65%      0.50%      0.45%(a)    0.40%(a)   0.375%(a)    0.35%(a)

(a) Effective May 13, 1999, these breakpoints became contractual.

(b) Prior to May 13, 1999, IFG voluntarily agreed to waive the portion of its fee which exceeded 0.45% of average net assets from $2 billion to $4 billion, 0.40% of average net assets from $4 billion to $5 billion, 0.375% on average net assets from $5 billion to $6 billion and 0.35% on average net assets in excess of $6 billion.

(c) Prior to May 13, 1999, IFG agreed to waive the portion of its fee which exceeded 0.40% of average net assets from $4 billion to $5 billion, and voluntarily agreed to waive the portion of its fees which exceeded 0.375% on average net assets from $5 billion to $6 billion and 0.35% on average net assets in excess of $6 billion.

(d) Prior to May 13, 1999, IFG voluntarily agreed to waive the portion of its fee which exceeded 0.45% of average net assets in excess of $2 billion.

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Capital Management, Inc. ("ICM"), an affiliate of IFG, investment decisions of Total Return Fund are made by ICM. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the period ended May 31, 1999, Balanced, Industrial Income and Total Return Funds paid the Distributor $516,187, $11,115,878 and $1,542,554, respectively, under the plan of distribution.

IFG receives a transfer agent fee from each Fund at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Agreement, each Fund paid IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Effective May 13, 1999, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by each Fund.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended May 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                       PURCHASES                  SALES
--------------------------------------------------------------------------------
Balanced Fund                         $  294,030,238         $  233,649,690
Industrial Income Fund                 2,122,437,636          2,546,728,655
Total Return Fund                        530,998,495             82,035,471

For the period ended May 31, 1999, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were as follows:

FUND                                       PURCHASES                  SALES
--------------------------------------------------------------------------------
Balanced Fund                         $   29,395,000         $   12,468,516
Industrial Income Fund                    40,451,641            158,139,059
Total Return Fund                         80,703,558            113,125,597

NOTE 4 -- APPRECIATION AND DEPRECIATION. At May 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation by Fund were as follows:

                                        GROSS             GROSS              NET
FUND                             APPRECIATION      DEPRECIATION     APPRECIATION
--------------------------------------------------------------------------------
Balanced Fund                  $   47,389,321    $    6,907,009   $   40,482,312
Industrial Income Fund          1,526,992,065        65,132,415    1,461,859,650
Total Return Fund                 822,763,941        55,519,794      767,244,147

NOTE 5-- TRANSACTIONS WITH AFFILIATES. Certain of the Funds' officers and directors are also officers and directors of IFG, IDI or ICM.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

Pension expenses for the period ended May 31, 1999, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                    UNFUNDED
                                   PENSION           ACCRUED            PENSION
FUND                              EXPENSES     PENSION COSTS          LIABILITY
--------------------------------------------------------------------------------
Balanced Fund                 $      3,575    $        5,089       $     13,332
Industrial Income Fund              94,144           229,412            580,422
Total Return Fund                   42,195            65,424            161,411

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds.

NOTE 6 -- LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value for Industrial Income Fund and 10% of the Net Assets at Value for Balanced and Total Return Funds. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At May 31, 1999, there were no such borrowings.

NOTE 7 -- ACQUISITION OF INVESCO COMBINATION STOCK & BOND FUNDS, INC. -- MULTI-ASSET ALLOCATION FUND ("TARGET FUND"). On June 11, 1999, Balanced Fund acquired all the net assets of the Target Fund pursuant to an Agreement and Plan of Reorganization and Termination approved by the Target Fund shareholders on May 20, 1999. The acquisition was accomplished by a tax-free exchange of 669,846 shares of Balanced Fund (valued at $11,140,475) for the 989,950 shares of the Target Fund outstanding on June 11, 1999. The Target Fund's net assets at that date ($11,140,475) including $866,856 of unrealized appreciation, were combined with those of Balanced Fund. The aggregate net assets of Balanced Fund and the Target Fund immediately before the acquisition were $327,886,557 and $11,140,475, respectively. The net assets of Balanced Fund after the acquisition were $339,027,032.

                 ----------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Combination Stock and Bond Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Balanced Fund (formerly one of the portfolios constituting INVESCO Flexible Funds, Inc. which was formerly known as INVESCO Multiple Asset Funds, Inc.), INVESCO Industrial Income Fund (formerly INVESCO Industrial Income Fund, Inc.) and INVESCO Total Return Fund (formerly one of the portfolios constituting INVESCO Value Trust, Inc.), collectively constituting INVESCO Combination Stock and Bond Funds, Inc. (hereafter referred to as the "Fund") at May 31, 1999, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
July 6, 1999

FINANCIAL HIGHLIGHTS

Balanced Fund
(For a Fund Share Outstanding Throughout Each Period)

                                   PERIOD                                                      PERIOD
                                    ENDED                                                       ENDED
                                   MAY 31               YEAR ENDED JULY 31                    JULY 31
--------------------------------------------------------------------------------------------------------
                                     1999(a)        1998       1997       1996       1995        1994(b)
PER SHARE DATA
Net Asset Value --
   Beginning of Period           $  15.71        $ 15.86    $ 13.36   $  12.08    $ 10.30   $ 10.00
========================================================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                0.24           0.33       0.34       0.37       0.29      0.12
Net Gains on Securities (Both
   Realized and Unrealized)          1.73           1.50       3.37       2.12       2.03      0.30
========================================================================================================
TOTAL FROM INVESTMENT
   OPERATIONS                        1.97           1.83       3.71       2.49       2.32      0.42
========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                 0.24           0.35       0.34       0.37       0.29      0.12
Distributions from Capital
   Gains                             0.66           1.63       0.87       0.84       0.25      0.00
========================================================================================================
TOTAL DISTRIBUTIONS                  0.90           1.98       1.21       1.21       0.54      0.12
========================================================================================================
Net Asset Value --
   End of Period                 $  16.78       $  15.71   $  15.86   $  13.36   $  12.08   $ 10.30
========================================================================================================

TOTAL RETURN                       13.12%(c)      12.90%     29.27%     20.93%     23.18%     4.16%(c)


RATIOS
Net Assets -- End of Period
   ($000 Omitted)                $324,838       $216,624   $161,921   $115,066   $ 37,224   $ 4,252
Ratio of Expenses to
   Average Net Assets(d)            1.21%(e)(f)    1.22%(f)   1.29%(f)   1.29%(f)   1.25%     1.25%(e)
Ratio of Net Investment Income
   to Average Net Assets(d)         1.94%(e)       2.18%      2.46%      3.03%      3.12%     2.87%(e)
Portfolio Turnover Rate              100%(c)        108%       155%       259%       255%       61%(c)

(a) From August 1, 1998 to May 31, 1999, the Fund's current fiscal year end.

(b) From December 1, 1993, commencement of investment operations, to July 31, 1994.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended July 31, 1997, 1996 and 1995 and the period ended July 31, 1994. If such expenses had not been absorbed, ratio of expenses to average net assets would have been 1.34%, 1.29%, 1.59% and 4.37% (annualized), respectively, and ratio of net investment income to average net assets would have been 2.41%, 3.03%, 2.77% and (0.25%) (annualized), respectively.

(e) Annualized

(f) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by the Investment Adviser, which is before any expense offset arrangements.

FINANCIAL HIGHLIGHTS

Industrial Income Fund
(For a Fund Share Outstanding Throughout Each Period)

                                   PERIOD
                                    ENDED
                                   MAY 31                      YEAR ENDED JULY 30
----------------------------------------------------------------------------------------------------------------
                                     1999(a)          1998         1997          1996         1995          1994
PER SHARE DATA
Net Asset Value --
   Beginning of Period          $   16.18       $   15.31      $ 13.21      $  11.92      $  11.32       $ 11.53
================================================================================================================
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                0.30             0.38         0.35          0.41         0.42          0.36
Net Gains on Securities (Both
   Realized and Unrealized)          1.19             2.54         3.05          1.53         1.14          0.02
================================================================================================================
TOTAL FROM INVESTMENT
   OPERATIONS                        1.49             2.92         3.40          1.94         1.56          0.38
================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income(b)              0.31             0.38         0.35          0.41         0.42          0.36
In Excess of Net Investment
   Income                            0.00             0.00         0.00          0.00         0.00          0.11
Distributions from Capital Gains     1.51             1.67         0.95          0.24         0.54          0.12
================================================================================================================
TOTAL DISTRIBUTIONS                  1.82             2.05         1.30          0.65         0.96          0.59
================================================================================================================
Net Asset Value --
   End of Period                $   15.85         $  16.18      $ 15.31      $  13.21     $  11.92       $ 11.32
================================================================================================================

TOTAL RETURN                       10.31%(d)        20.55%       27.33%        16.54%       14.79%         3.24%

RATIOS
Net Assets -- End of Period
   ($000 Omitted)               $4,845,036       $5,080,735    $4,574,675   $4,170,536   $4,009,609   $3,913,322
Ratio of Expenses to Average
   Net Assets(c)                    0.90%(e)(f)       0.90%(e)      0.95%(e)     0.93%(e)     0.94%        0.92%
Ratio of Net Investment Income
   to Average Net Assets(c)         2.10%(f)          2.35%         2.54%        3.17%        3.61%        3.11%
Portfolio Turnover Rate               47%(d)            58%           47%          63%          54%          56%

(a)  From July 1, 1998 to May 31, 1999, the Fund's current fiscal year end.

(b) Distributions in excess of net investment income for the year ended June 30, 1998 aggregated less than $0.01 on a per share basis.

(c) Various expenses of the Fund were voluntarily absorbed by IFG for the period ended May 31, 1999 and for the years ended June 30, 1998, 1997,1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.91% (annualized), 0.90%, 0.98%, 0.96%, 0.97% and 0.95%, respectively, and ratio of net investment income to average net assets would have been 2.09% (annualized), 2.35%, 2.51%, 3.14%, 3.58% and 3.08%, respectively.

(d) Based on operations for the period shown and, accordingly, are not representative of a full year.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(f)  Annualized

FINANCIAL HIGHLIGHTS

Total Return Fund
(For a Fund Share Outstanding Throughout Each Period)

                                   PERIOD
                                    ENDED
                                   MAY 31               YEAR ENDED AUGUST 31
--------------------------------------------------------------------------------------------------------
                                     1999(a)        1998       1997        1996       1995        1994

PER SHARE DATA
Net Asset Value --
   Beginning of Period         $    28.16      $   27.77   $  22.60     $ 20.95  $   18.54   $   18.27
========================================================================================================
INCOME FROM INVESTMENT
   OPERATIONS
Net Investment Income                0.60           0.83       0.77        0.73       0.72        0.69
Net Gains on Securities (Both
   Realized and Unrealized)          5.03           0.87       5.26        1.78       2.46        0.60
========================================================================================================
TOTAL FROM INVESTMENT
   OPERATIONS                        5.63           1.70       6.03        2.51       3.18        1.29
========================================================================================================
LESS DISTRIBUTIONS
Dividends from Net
   Investment Income                 0.60           0.83       0.77        0.73       0.72        0.60
In Excess of Net Investment
   Income(b)                         0.00           0.00       0.00        0.00       0.00        0.09
Distributions from Capital Gains     0.82           0.48       0.09        0.13       0.05        0.17
In Excess of Capital Gains           0.00           0.00       0.00        0.00       0.00        0.16
========================================================================================================
TOTAL DISTRIBUTIONS                  1.42           1.31       0.86        0.86       0.77        1.02
========================================================================================================
Net Asset Value --
   End of Period                $   32.37      $   28.16   $  27.77    $  22.60   $  20.95    $  18.54
========================================================================================================

TOTAL RETURN                       20.27%(c)       6.02%     27.01%      12.06%     17.54%       7.22%

RATIOS

Net Assets -- End of Period
   ($000 Omitted)              $3,418,746     $2,561,016  $1,845,594  $1,032,151  $ 563,468   $ 292,765
Ratio of Expenses to Average
   Net Assets(d)                   0.83%(e)(f)    0.79%(e)    0.86%(e)    0.89%(e)    0.95%       0.96%
Ratio of Net Investment Income
   to Average Net Assets(d)        2.61%(f)       2.82%       3.11%       3.44%       3.97%       3.31%
Portfolio Turnover Rate               7%(c)         17%          4%         10%         30%         12%

(a)  From September 1, 1998 to May 31, 1999, the Fund's current fiscal year end.

(b) Distributions in excess of net income for the period ended May 31, 1999 and the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.

(c) Based on operations for the period shown and, accordingly, are not representative of a full year.

(d) Various expenses of the Fund were voluntarily absorbed by IFG from September 1, 1998 to May 12, 1999 and for the year ended August 31, 1998. If such expenses had not be voluntarily absorbed, ratio of expenses to average net assets would have been 0.84% (annualized) and 0.80%, respectively, and ratio of net investment income to average net assets would have been 2.60% (annualized) and 2.81%, respectively.

(e) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Advisor, if applicable, which is before any expense offset arrangements.

(f)  Annualized

OTHER INFORMATION

UNAUDITED
Balanced Fund

On May 20, 1999, a special meeting of the shareholders of the Fund was held at which the ten directors identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1) and the approval of changes to the fundamental investment restrictions identified below (Proposal 2) were ratified. The following is a report of the votes cast:

                                                                          WITHHELD/
NOMINEE/PROPOSAL                             FOR          AGAINST           ABSTAIN           TOTAL
------------------------------------------------------------------------------------------------------
Charles W. Brady                       8,591,598                0           223,165       8,814,763
Fred A. Deering                        8,593,898                0           220,865       8,814,763
Mark H. Williamson                     8,596,817                0           217,946       8,814,763
Dr. Victor L. Andrews                  8,596,817                0           217,946       8,814,763
Bob R. Baker                           8,596,817                0           217,946       8,814,763
Lawrence H. Budner                     8,598,057                0           216,706       8,814,763
Dr. Wendy Lee Gramm                    8,598,057                0           216,706       8,814,763
Kenneth T. King                        8,598,057                0           216,706       8,814,763
John W. McIntyre                       8,598,057                0           216,706       8,814,763
Dr. Larry Soll                         8,598,057                0           216,706       8,814,763

Proposal 1                             8,504,078           58,318           252,366       8,814,762

Proposal 2
Modification of Fundamental
   Investment Restrictions on:
a --Issuer diversification             7,160,769          372,050         1,281,944       8,814,763
b --Borrowing and adoption
   of non-fundamental restriction
   on borrowing                        7,160,769          372,050         1,281,944       8,814,763
c --Industry concentration and
   adoption of non-fundamental
   restriction in industry
   concentration                       7,160,769          372,050         1,281,944       8,814,763
d --Real estate investments            7,160,769          372,050         1,281,944       8,814,763
e --Investing in commodities           7,160,769          372,050         1,281,944       8,814,763
f --Loans                              7,160,769          372,050         1,281,944       8,814,763
g --Underwriting                       7,160,769          372,050         1,281,944       8,814,763
h --Investing in another
   investment company and
   adoption of non-fundamental
   policy regarding investing in
   securities issued by other
   investment companies                7,160,769          372,050         1,281,944       8,814,763
Adoption of Fundamental
   Investment Restrictions on:
i --Issuance of senior securities      7,160,769          372,050         1,281,944       8,814,763

UNAUDITED
Industrial Income Fund

On May 28, 1999, a special meeting of the shareholders of the Fund was held at which the ten directors identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1), the approval of changes to the fundamental investment restrictions identified below (Proposal
2), the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of INVESCO Industrial Income Fund, formerly INVESCO Industrial Income Fund, Inc. (the "Company"), to a separate series of INVESCO Combination Stock & Bond Funds, Inc. (Proposal 3) and the amendment to the Articles of Restatement of the Articles of Incorporation of the Company (Proposal 4) were ratified. On July 9, 1999, a special meeting of the shareholders of the Fund will be held at which the amendment to the Bylaws of the Company will be voted on. The following is a report of the votes cast:

                                                                            WITHHELD/
NOMINEE/PROPOSAL                               FOR          AGAINST           ABSTAIN           TOTAL
------------------------------------------------------------------------------------------------------
Charles W. Brady                       192,383,631                0        11,638,081      204,021,712
Fred A. Deering                        192,600,717                0        11,420,995      204,021,712
Mark H. Williamson                     192,423,642                0        11,598,070      204,021,712
Dr. Victor L. Andrews                  192,653,310                0        11,368,402      204,021,712
Bob R. Baker                           192,698,104                0        11,323,608      204,021,712
Lawrence H. Budner                     192,850,552                0        11,171,160      204,021,712
Dr. Wendy Lee Gramm                    192,771,989                0        11,249,723      204,021,712
Kenneth T. King                        192,611,501                0        11,410,211      204,021,712
John W. McIntyre                       192,649,042                0        11,372,670      204,021,712
Dr. Larry Soll                         192,724,997                0        11,296,715      204,021,712

Proposal 1                             192,540,280        2,276,660         9,204,771      204,021,711

Proposal 2
Modification of Fundamental
   Investment Restrictions on:
a -- Issuance of senior
   securities                          168,231,973       14,880,580        20,909,159      204,021,712
b --Investing in commodities           168,078,954       15,033,599        20,909,159      204,021,712
c --Real estate investments            168,302,318       14,810,235        20,909,159      204,021,712
d --Investing in another
   investment company                  168,158,066       14,954,487        20,909,159      204,021,712
e --Issuer diversification             168,216,610       14,895,943        20,909,159      204,021,712
f --Underwriting                       168,292,626       14,819,927        20,909,159      204,021,712
g --Loans                              168,166,636       14,945,917        20,909,159      204,021,712
h --Industry concentration and
   adoption of non-fundamental
   restriction on industry
   concentration                       168,283,786       14,828,767        20,909,159      204,021,712
Elimination of Fundamental
   Investment Restrictions on:
i -- Investing in companies for
   the purpose of exercising
   control or management               168,256,167       14,856,386        20,909,159      204,021,712



OTHER INFORMATION (CONTINUED)

                                                                            WITHHELD/
NOMINEE/PROPOSAL                               FOR          AGAINST           ABSTAIN           TOTAL
------------------------------------------------------------------------------------------------------

Industrial Income Fund (continued)
j -- Investing in illiquid securities
   and adoption of non-
   fundamental restriction on
   investing in illiquid securities    168,070,479        15,042,074      20,909,159      204,021,712
k -- Fund ownership of securities
   also owned by directors and
   officers of Industrial Income
   Fund or its investment adviser      168,187,975        14,924,578      20,909,159      204,021,712

Proposal 3                             173,392,285        11,906,188      18,723,239      204,021,712

Proposal 4
Elimination from Articles of
   Fundamental Investment
   Restrictions on:
a  --  Short  sales  and  margin
   purchases  and  adoption  of
   non-fundamental  restriction
   on short sales and margin
   purchases                           169,548,429        13,451,199      21,022,084      204,021,712
b --Borrowing, modification of
   fundamental restriction on
   borrowing, and adoption of
   non-fundamental restriction
   on borrowing                        169,503,838        13,495,790      21,022,084      204,021,712
c --Joint trading activities           169,665,303        13,334,325      21,022,084      204,021,712

UNAUDITED
Total Return Fund

On May 28, 1999, a special meeting of the shareholders of the Fund was held at which the ten directors identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1), the approval of changes to the fundamental investment restrictions identified below (Proposal
2) and the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of Total Return Fund from a separate series of INVESCO Value Trust to a separate series of INVESCO Combination Stock & Bond Funds, Inc. (Proposal 3) were ratified. The following is a report of the votes cast:


                                                                            WITHHELD/
NOMINEE/PROPOSAL                               FOR          AGAINST           ABSTAIN           TOTAL
------------------------------------------------------------------------------------------------------
Charles W. Brady                       57,957,786               0          2,154,843       60,112,629
Fred A. Deering                        57,957,061               0          2,155,568       60,112,629
Mark H. Williamson                     57,962,748               0          2,149,881       60,112,629
Dr. Victor L. Andrews                  57,962,145               0          2,150,484       60,112,629
Bob R. Baker                           57,964,069               0          2,148,560       60,112,629
Lawrence H. Budner                     57,963,282               0          2,149,347       60,112,629
Dr. Wendy Lee Gramm                    57,965,605               0          2,147,024       60,112,629
Kenneth T. King                        57,961,278               0          2,151,351       60,112,629
John W. McIntyre                       57,967,202               0          2,145,427       60,112,629
Dr. Larry Soll                         57,967,686               0          2,144,943       60,112,629

Proposal 1                             58,063,212         145,773          1,903,642       60,112,627

Proposal 2
Modification of Fundamental
   Investment Restrictions on:
a -- Industry concentration and
   adoption of certain non-
   fundamental restrictions            40,713,435      11,013,579          8,385,615       60,112,629
b --Issuer diversification             40,713,435      11,013,579          8,385,615       60,112,629
c --Underwriting securities            40,715,228      11,011,786          8,385,615       60,112,629
d --Borrowing and adoption of
   non-fundamental policy on
   borrowing                           40,713,435      11,013,579          8,385,615       60,112,629
e --Issuance of senior securities      40,715,228      11,011,786          8,385,615       60,112,629
f --Real estate investments            40,715,228      11,011,786          8,385,615       60,112,629
g --Investing in commodities           40,713,692      11,013,322          8,385,615       60,112,629
h --Loans                              40,712,896      11,014,118          8,385,615       60,112,629
i --Investing in another
   investment company and
   adoption of non-fundamental
   investment policy regarding
   investment in securities issued
   by other investment companies       40,714,690      11,012,324          8,385,615       60,112,629



OTHER INFORMATION (CONTINUED)

                                                                            WITHHELD/
NOMINEE/PROPOSAL                               FOR          AGAINST           ABSTAIN           TOTAL
------------------------------------------------------------------------------------------------------

Total Return Fund (continued)
Elimination of Fundamental
   Investment Restrictions on:
j -- Investing in companies for
   the purpose of exercising
   control or management               40,713,435      11,013,579          8,385,615       60,112,629
k --Mortgaging, pledging or
   hypothecating securities            40,715,228      11,011,786          8,385,615       60,112,629
l --Short sales and margin
   purchases and adoption of
   non-fundamental restriction
    on short sales and margin
   purchases                           40,713,153      11,013,861          8,385,615       60,112,629
m --Investing in illiquid securities
   and adoption of non-
   fundamental restriction on
   investing in illiquid securities    40,712,896      11,014,118          8,385,615       60,112,629

Proposal 3                             53,661,749         589,115          5,861,765       60,112,629

                                    INVESCO Family of Funds

                                                                                        Newspaper
Fund Name                                   Fund Code       Ticker Symbol             Abbreviation
--------------------------------------------------------------------------------------------------------------------
International
International Blue Chip                     09                IIBCX                     ItlBlChp
Pacific Basin                               54                FPBSX                     PcBas
European                                    56                FEURX                     Europ
Latin American Growth                       34                IVSLX                     LtnAmerGr
--------------------------------------------------------------------------------------------------------------------
Sector
Energy                                      50                FSTEX                     Enrgy
Financial Services                          57                FSFSX                     FinSvc
Gold                                        51                FGLDX                     Gold
Health Sciences                             52                FHLSX                     HlthSc
Leisure                                     53                FLISX                     Leisur
Realty                                      42                IVSRX                     Realty
Technology-Class II                         55                FTCHX                     Tech
Utilities                                   58                FSTUX                     Util
Worldwide Communications                    39                ISWCX                     WldCom
(as of 7/30/99, Telecommunications)                                                     (as of 8/1/99 Telecomm)
--------------------------------------------------------------------------------------------------------------------
Stock
Growth & Income                             21               IVGIX                      Gro&Inc
INVESCO Endeavor                            61               IVENX                      Endeavor
Blue Chip Growth                            10               FLRFX                      BlChpGro
Dynamics                                    20               FIDYX                      Dynm
Small Company Growth                        60               FIEGX                      SmCoGth
Value Equity                                46               FSEQX                      ValEq
S&P 500 Index Fund-Class II                 23               ISPIX                      SP500II
--------------------------------------------------------------------------------------------------------------------
Combination Stock & Bond
Industrial Income                           15                FIIIX                     IndInc
(as of 7/30/99, Equity Income)                                                          (as of 8/1/99, EquityInc)
Total Return                                48                FSFLX                     TotRtn
Balanced                                    71                IMABX                     Bal
--------------------------------------------------------------------------------------------------------------------
Bond
U.S. Government Securities                  32                FBDGX                     USGvt
Select Income                               30                FBDSX                     SelInc
High Yield                                  31                FHYPX                     HiYld
Tax-Free Bond (formerly,
Tax-Free Long-Term Bond)                    35                FTIFX                     TxFre
--------------------------------------------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund                  44                FUGXX                     InvGvtMF
Cash Reserves                               25                FDSXX                     InvCshR
Tax-Free Money Fund                         40                FFRXX                     InvTaxFree
Money Market Reserve                        96                IMRXX                     INVESCOMMR
Tax-Exempt Reserve                          95                ITTXX                     INVESCOTTE

FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                 [INVESCO ICON]
                                    INVESCO

                                   YOU SHOULD
                                 KNOW WHAT
                                 INVESCO KNOWS(TM)






We're easy to stay in touch with:

Investor Services: 1-800-525-8085
PAL(R), your personal account line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek,
3003 East Third Avenue, Suite 1
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, CO 80217-3706

This information must be preceded or accompanied by a current prospectus.





AAW 9012 7/99